UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Gordmans Stores, Inc.

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April 21, 2014

Dear Stockholders:

On behalf of Gordmans Stores, Inc., it is my pleasure to invite you to the 2014 Annual Meeting of Stockholders of Gordmans Stores, Inc., to be held at 300 North LaSalle Street, Chicago, Illinois on Wednesday, May 28, 2014 at 11:00 a.m. Central Daylight Time.

Information about the meeting and the various matters on which the stockholders will vote is included in the Notice of Annual Meeting of Stockholders and Proxy Statement for Annual Meeting of Stockholders which follows. Also included is a proxy card and postage-paid return envelope. Please sign, date and mail the enclosed proxy card in the return envelope provided, as promptly as possible, whether or not you plan to attend the meeting. A copy of Gordmans Stores, Inc.’s 2013 Annual Report is also enclosed for your review.

We appreciate your support and look forward to seeing you at our annual meeting.

Sincerely,

T. Scott King

Interim President, Chief Executive Officer and Secretary

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 28, 2014

The Annual Meeting of Stockholders (the “Annual Meeting”) of Gordmans Stores, Inc. (“Gordmans” or the “Company”) will be held at 300 North LaSalle Street, Chicago, Illinois on Wednesday, May 28, 2014 at 11:00 a.m. Central Daylight Time. At the Annual Meeting, our stockholders will be asked to:

1.	Elect the directors named in the accompanying Proxy Statement;
2.	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015;
3.	Amend the 2010 Omnibus Incentive Compensation Plan to increase the number of shares of common stock authorized for issuance under the plan;
4.	Approve, by advisory vote, executive compensation; and
5.	Transact such other business as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 28, 2014: This Notice of Annual Meeting and Proxy Statement and the 2013 Annual Report are available at http://investor.gordmans.com/financials.cfm.

Whether or not you expect to be present at the meeting, please vote your shares by following the instructions on the enclosed proxy card. If your shares are held in the name of a bank, broker or other recordholder, their voting procedures should be described on the voting form they send to you. Any person voting by proxy has the power to revoke it at any time prior to its exercise at the meeting in accordance with the procedures described in the accompanying Proxy Statement.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 10:45 a.m. Central Daylight Time. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the close of business on April 4, 2014. Cameras (including cellular phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors:

T. Scott King

Interim President, Chief Executive Officer and Secretary

Omaha, Nebraska

April 21, 2014

1926 South 67th Street

Omaha, Nebraska 68106

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 28, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Gordmans Stores, Inc. from the holders of shares of common stock of Gordmans Stores, Inc. to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 28, 2014, at 11:00 a.m. Central Daylight Time, at 300 North LaSalle Street, Chicago, Illinois.

As used in this Proxy Statement, the terms “we,” “our,” “us,” “Gordmans,” or the “Company” refer to Gordmans Stores, Inc.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board is soliciting proxies for the Annual Meeting. You are receiving a Proxy Statement because you owned shares of our common stock at the close of business on April 4, 2014, and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

The Notice of Annual Meeting of Stockholders, a proxy card, this Proxy Statement and the 2013 Annual Report are being mailed to stockholders on or about April 28, 2014.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to act upon the matters outlined in the Notice of Annual Meeting of Stockholders. In addition, management will report on our performance during the fiscal year ended February 1, 2014 (“fiscal year 2013”) and respond to questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on April 4, 2014, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting or at any postponements or adjournments of the meeting.

If, as of the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it will provide voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the meeting.

Who can attend the meeting?

All of our common stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting, and each may be accompanied by one guest. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 10:45 a.m. Central Daylight Time. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a brokerage firm, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

How many votes do I have?

You will be entitled to one vote for each outstanding share of our common stock you owned as of the Record Date on each matter considered at the meeting. As of the Record Date, there were 19,401,394 shares of our common stock outstanding and eligible to vote. There is no cumulative voting.

What constitutes a quorum and how will votes be counted?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for purposes of the Annual Meeting, thereby permitting the Company to conduct its business at the Annual Meeting. As of the Record Date, 19,401,394 shares of our common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 9,700,698 votes will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of establishing a quorum, but will not be deemed a vote cast with respect to the “non-discretionary” matters to be acted upon at the meeting. A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokers will not be permitted to vote on your behalf with respect to the “non-discretionary” proposals set forth in the Proxy Statement if you do not provide voting instructions on such matters. The ratification of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2014 is considered to be a discretionary matter and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. Your brokerage firm will not be permitted to vote on your behalf with respect to “non-discretionary” proposals set forth in the Proxy Statement if it does not receive instructions from you.

In tabulating the voting results, abstentions generally have the effect of a negative vote. Broker non-votes have no effect on the voting results since, by definition, they are not entitled to be cast on a matter. With regard to the election of directors, since directors are elected by a plurality, both abstentions and broker non-votes will have no effect.

How do I vote?

If you are a registered stockholder (that is, if you own common stock in your own name and not through a broker, bank or other nominee that holds common stock for your account in a “street name” capacity), you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. You may vote by proxy by using the enclosed proxy card. When you return a proxy card that is properly signed and completed, the shares of common stock represented by your proxy will be voted as you specify on the proxy card. If you attend the Annual Meeting in person, you may vote at the meeting and your proxy (if you previously returned one) will not be counted.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote your shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board. The Board and management do not now intend to present any matters at the Annual Meeting other than those outlined in the notice of the Annual Meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals named on the proxy card discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of certain proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting. Voting results will be tabulated and certified by the inspector of elections appointed for the meeting.

Can I change or revoke my vote after I vote or return my proxy card?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing with our corporate Secretary a notice of revocation or another proxy bearing a later date or by attending the Annual Meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How are we soliciting this proxy and who is bearing the costs of this solicitation?

We are soliciting this proxy on behalf of the Board by mail and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other associates may, without compensation other than their regular compensation as an officer or associate, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We may engage the services of a proxy solicitor to aid in the solicitation of proxies and to verify records relating to the solicitation. All costs of such solicitation of proxies would be borne by us. We anticipate that should we retain the services of a proxy solicitor, that firm would receive customary fees for those services, which would not be significant. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our common stock and for obtaining proxies.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote FOR each of the proposals.

Will stockholders be asked to vote on any other matters?

Our Amended and Restated Bylaws (our “Bylaws”) require that we receive advance notice of any proposal to be brought before the Annual Meeting by our stockholders, and we have not received notice of any such proposals. If any other matters properly come before the Annual Meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

Election of Directors (Proposal No. 1). Directors are elected by a plurality of the votes cast at the meeting, which means that the three nominees who receive the highest number of properly executed votes will be elected as directors, even if those nominees do not receive a majority of the votes cast. Each share of our common stock is entitled to one vote for each of the director nominees. You may vote “FOR” all or some of the nominees or you may “WITHHOLD” your vote for some or all of the nominees. You may not cumulate your votes for the election of directors. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A vote to “WITHHOLD” will have no effect on the outcome.

Ratification of the Appointment of Grant Thornton LLP (Proposal No. 2). Stockholders may vote “FOR” or “AGAINST” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2014, or may abstain from voting. Approval of Proposal No. 2 requires the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the Annual Meeting.

Proposal to Amend the 2010 Omnibus Incentive Compensation Plan (Proposal No. 3). Stockholders may vote “FOR” or “AGAINST” the Company’s proposal to amend the 2010 Omnibus Incentive Compensation Plan to increase the number of shares of common stock reserved under the Plan, or may abstain from voting. Approval of Proposal No. 3 requires the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the Annual Meeting.

Advisory Vote on Executive Compensation (Proposal No. 4). Stockholders may vote “FOR” or “AGAINST” the compensation of the Company’s named executive officers as disclosed in the proxy statement, or may abstain from voting. Approval of Proposal No. 3 requires the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the Annual Meeting. Proposal No. 3 is an advisory vote and therefore not binding on the Company.

A properly executed proxy marked “abstain” will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the U.S. Securities and Exchange Commission (“SEC”) in a current report on Form 8-K within four business days of the Annual Meeting.

How may I obtain a copy of Gordmans’ Bylaws provisions regarding stockholder proposals and director nominations?

You may contact the Secretary at our principal executive offices for a copy of the relevant Bylaws provisions regarding the requirements for making stockholder proposals and nominating director candidates.

How may I view a list of Gordmans’ stockholders?

A list of our stockholders entitled to attend and vote at the Annual Meeting will be available for viewing during normal business hours during the ten days preceding the date of the Annual Meeting at our offices located at:

1926 South 67th Street

Omaha, Nebraska 68106

The list will also be available for viewing at the Annual Meeting. You must be a stockholder of Gordmans and present valid identification to view the list.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Board consists of six directors following the resignation of Jeff Gordman as President, Chief Executive Officer and Secretary and as a director of the Company in March 2014. T. Scott King, current Chairman of the Board, has been appointed Interim President, Chief Executive Officer and Secretary until a permanent President, Chief Executive Officer and Secretary is appointed by the Board of Directors. Mr. King will continue to serve as Chairman of the Board.

The Board is divided into three classes as follows: two directors are designated as Class I directors, two directors are designated as Class II directors and two directors are designated as Class III directors. The current term of office of our Class II directors expires at the 2015 annual meeting of stockholders, while the term for Class III directors expires at the 2016 annual meeting of stockholders and the term for Class I directors expires at the Annual Meeting. Upon recommendation by the Nominating and Corporate Governance Committee of the Board, the Board has nominated the following two persons to serve as Class I directors for a term beginning at the 2014 Annual Meeting and ending at the 2017 annual meeting of stockholders: Stewart M. Kasen and James A. Shea. Each of the nominees is currently a director and has consented to serve for another term if elected. If any of the nominees become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies FOR the election of each nominee named in this section. Proxies submitted to us cannot be voted at the Annual Meeting for nominees other than those nominees named in this Proxy Statement.

The name of each nominee for director, their ages as of March 31, 2014, and other information about each nominee are set forth below:

Stewart M. Kasen.  Mr. Kasen, age 74, has been a director of Gordmans since November 2010. Mr. Kasen has extensive experience in the retail industry. He served as President and Chief Executive Officer of S&K Famous Brands, Inc., a chain of menswear retail stores, from 2002 through his retirement in 2007. Prior to joining S&K, he served as Chief Executive Officer of several retail organizations including Schwarzschilds, a fine jewelry chain, and Best Products Co., Inc., a catalog showroom. Prior to joining Best Products Co., Inc., Mr. Kasen served in various capacities in two divisions of Carter Hawley Hale Stores over a 24 year period, including serving as President and Chief Executive Officer of Emporium-Capwell Co. from 1987 to 1989 and Thalhimers Bros. Co., Inc. from 1984 to 1987. Mr. Kasen currently serves on the Board of Directors of Retail Holdings NV, a Netherland Antilles public company that distributes consumer durable products in selected emerging markets in Asia, as well as Markel Corp., a financial holding company whose principal business is underwriting specialty insurance products. He has also served on a number of public boards including Lenox Group Inc., Elder-Beerman Stores Corp., O’Sullivan Industries Holdings Inc. and K2, Inc.

As a result of these and other professional experiences, Mr. Kasen possesses particular knowledge and experience in retail merchandising; accounting and finance; and apparel and consumer goods that strengthen the Board’s collective qualifications, skills and experience.

James A. Shea.  Mr. Shea, age 68, has been a director of Gordmans since November 2010. In October 2010, Mr. Shea retired from AutoZone, Inc., a national auto parts chain, where he held the position of Executive Vice President of Merchandising, Marketing and Supply Chain since 2005. Prior to joining AutoZone, Mr. Shea co-founded Portero, an Internet retailer of luxury goods. Between 1999 and 2003, he was Chief Executive Officer and a director of Party City, a specialty party good chain and Halloween specialty retailer. Mr. Shea has also held senior merchandising executive positions with various retail and consumer companies, including Lechters Housewares, May Company, Target Corporation and Eddie Bauer. Mr. Shea holds an M.B.A. from the Wharton School at the University of Pennsylvania.

As a result of these and other professional experiences, Mr. Shea possesses particular knowledge and experience in the retail industry, including merchandising and marketing, and accounting and finance that strengthen the Board’s collective qualifications, skills and experience.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE DIRECTORS LISTED ABOVE.

Other Directors Not Standing for Election at this Meeting

Other than the current nominees, the four (4) remaining members of the Board will continue to serve as members of our Board. The name of each director who will continue to serve after the Annual Meeting, their ages as of March 31, 2014, and other information are set forth below:

Class II directors:

Jason H. Neimark.  Mr. Neimark, age 43, has been a director of Gordmans since April 2011. Mr. Neimark, a Managing Director at Sun Capital Partners, Inc., has had extensive experience in mergers and acquisitions and corporate finance, including corporate acquisitions and divestitures, leveraged finance issuances, and public and private equity offerings. Prior to joining Sun Capital Partners in 2001, Mr. Neimark was a Principal of Midwest Mezzanine Funds, which provides junior capital to middle market businesses. Mr. Neimark has been a director of Loud Technologies, Inc., a private company, since February 2014 and a director of Vince Holding Corporation, a public company, since May 2013. Mr. Niemark was a director of Accuride Corporation, a public company, from February 2009 to October 2009 and was a director of Loud Technologies, a private company, from May 2005 to July 2008.

As a result of these and other professional experiences, Mr. Neimark possesses particular knowledge and experience in accounting, corporate finance and capital structure, and strategic planning and leadership of complex organizations across multiple industries that strengthens the Board’s collective qualifications, skills and experience.

Kenneth I. Tuchman.  Mr. Tuchman, age 63, has been a director of Gordmans since July 2010. Mr. Tuchman has been a Vice Chairman in the investment and corporate banking practice at BMO Capital Markets, a financial services provider, since 2010 and has over 30 years of experience in investment banking, with a focus on mergers and acquisitions in the retail and consumer industries. Prior to serving as a Vice Chairman at BMO, Mr. Tuchman was an independent business advisor to several privately held businesses, which included retail and non-retail companies, from 2009 to 2010. Mr. Tuchman served as a Vice Chairman in the investment and corporate banking practice at Bank of America Merrill Lynch, a financial services provider, from 2007 to 2009 and as Vice Chairman of Wasserstein Perella & Co. (including its successor firms, Dresdner, Kleinwort Wasserstein and Dresdner Kleinwort), an investment banking and financial services provider, from 1997 to 2007.

As a result of these and other professional experiences, Mr. Tuchman possesses particular knowledge and experience in the retail industry and of accounting, finance and capital structure that strengthens the Board’s collective qualifications, skills and experience.

Class III directors:

Donald V. Roach.  Mr. Roach, age 56, has been a director of Gordmans since 2008. Mr. Roach has been with Sun Capital Partners, Inc. since 2008 and currently serves as a Group Chief Financial Officer. Mr. Roach has over 30 years of experience in senior finance and operations management, including: Senior Vice President, Operations, The Bombay Company, a home décor retailer, from 2002 to 2008; Acting Chief Financial Officer of Guess? Inc. from 2001 to 2002; and Executive Vice President, Chief Operating Officer of eFanShop.com, a start-up internet business, from 2000 to 2001.

As a result of these and other professional experiences, Mr. Roach possesses particular knowledge and experience in retail merchandising and marketing; accounting, finance and capital structure; apparel and consumer goods; and strategic planning and leadership of complex organizations that strengthen the Board’s collective qualifications, skills and experience.

T. Scott King, Chairman and Interim President, Chief Executive Officer and Secretary.  Mr. King, age 62, has been a director of Gordmans since February 2013 and was named Interim President, Chief Executive Officer and Secretary in March 2014 upon the resignation of Jeff Gordman as President, Chief Executive Officer and Secretary in March 2014. Mr. King has been with Sun Capital Partners, Inc. since 2003 and most recently served as a Senior Managing Director, a role that he will resume once a permanent President, Chief Executive Officer and Secretary is appointed by the Board. Mr. King has over 30 years of experience in senior finance and operations management, including: Chief Executive Officer and President, Waterlink, Inc., a water treatment equipment retailer, from 1998 to 2002; and President of the Consumer Brands Division at The Sherwin Williams Company from 1977 to 1998.

As a result of these and other professional experiences, Mr. King possesses particular knowledge and experience in retail merchandising; marketing, accounting and finance, and capital structure; and strategic planning and leadership of complex organizations that strengthen the Board’s collective qualifications, skills and experience.

CORPORATE GOVERNANCE

Code of Conduct

Our Code of Conduct is applicable to all of our officers, directors and associates, including our Chief Executive Officer and Chief Financial Officer. Our Code of Conduct is available on our website at http://investor.gordmans.com/governance.cfm. You may contact our Secretary at our principal executive offices for a printed copy of our Code of Conduct. Our Code of Conduct is periodically reviewed by our Nominating and Corporate Governance Committee, and changes are recommended to the Board as appropriate. Any amendments or waivers of our Code of Conduct pertaining to a member of the Board or one of our executive officers will be disclosed on our website at the above-referenced address.

Board Composition and Director Independence

Our Amended and Restated Certificate of Incorporation provides that the Board shall consist of such number of directors as determined from time to time by resolution adopted by a majority of the total number of directors then in office. The Board currently consists of six members and, following the Annual Meeting, if all director nominees are elected to the Board, the Board will continue to consist of six members with one vacancy. We expect this vacancy will be filled once the Board appoints a permanent President, Chief Executive Officer and Secretary. Any additional directorships resulting from an increase in the number of directors may be appointed only by the directors then in office. For so long as affiliates of Sun Capital Partners, Inc. (“Sun Capital”) own 30% or more of our outstanding shares of common stock, they will have the right to designate a majority of our Board of Directors, provided that, at such time as we are not a “controlled company” under the NASDAQ Stock Market corporate governance standards, a majority of our Board of Directors will be “independent directors,” as defined under the rules of the NASDAQ Stock Market. The term of office for each director will be until his successor is elected and qualified or until his earlier death, resignation or removal.

We are a “controlled company” for purposes of the corporate governance rules of the NASDAQ Stock Market corporate governance standards by virtue of the fact that affiliates of Sun Capital control more than 50% of the total voting power of our common stock. As a controlled company, exemptions under the standards free us from the obligation to comply with certain corporate governance requirements, including the requirements:

•	that a majority of our directors be “independent directors”;

•	that we have a nominating committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;

•	that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	that we conduct annual performance evaluations of the nominating committee and compensation committee.

These exemptions do not modify the independence requirements for our Audit Committee. All members of our Audit Committee are required to be “independent directors,” as defined under the rules of the NASDAQ Stock Market and the SEC.

Once we are no longer a “controlled company,” we must comply with the independent board committee requirements as they relate to the Compensation Committee and Nominating and Corporate Governance Committee, subject to the phase-in rules of the NASDAQ Stock Market as follows: (1) we must have one independent committee member on the date we are no longer a “controlled company”; (2) we must have a majority of independent committee members within 90 days of the date we are no longer a “controlled company”; and (3) all committee members must be independent within one year of the date we are no longer a “controlled company.” Additionally, we will have 12 months from the date we cease to be a “controlled company” to have a majority of independent directors on our Board of Directors.

The Board has determined that Messrs. Kasen, Shea and Tuchman meet the criteria for independence set forth in Section 5605(a)(2) of the NASDAQ Stock Market corporate governance rules.

Board Leadership Structure and Executive Sessions

In March 2014, Jeff Gordman resigned as President, Chief Executive Officer and Secretary and as a member of the Board of Directors of the Company. The Board has appointed Mr. King, the current Chairman of the Board, as Interim President, Chief Executive Officer and Secretary of the Company until the Board appoints a permanent President, Chief Executive Officer and Secretary. While Mr. King currently holds the positions of both Chairman and Chief Executive Officer, we expect those roles to again be separated once the Board appoints a permanent Chief Executive Officer, as Mr. King is then expected to continue his role solely as Chairman of the Board. The Board currently believes that having a separate Chairman and Chief Executive Officer provides an appropriate separation of duties and is in the best interests of our stockholders.

The Board has determined that three of our six board members are independent under the NASDAQ Stock Market corporate governance rules and the Board believes that the independent directors provide effective oversight of management. Our independent directors meet in executive sessions on a periodic basis. The Board has not selected a lead independent director; however, for executive sessions of independent directors, the participating directors select one director to preside at the executive session and consult with the Chairman and the Chief Executive Officer following the session. In the future, the Board may determine to appoint a lead independent director, in which case such director would act as an active liaison and point of contact between management and our independent directors.

The Board recognizes that no single leadership model is right for all companies and at all times, and the Board will continue to review its leadership structure as appropriate to ensure it continues to be in the best interests of our stockholders.

Role of Board in Risk Oversight

Our management team is responsible for our day-to-day risk management, and the Board is responsible for risk oversight. The Board executes its risk management responsibility directly and through its committees. During Board meetings, the Board regularly receives reports from our senior executive officers. These reports are designed to provide the Board with a detailed understanding of our business operations that both apprise the Board of risks we face and enable the Board to assess risks effectively.

The Audit Committee has responsibility for overseeing the Company’s enterprise risk management process. The Audit Committee receives reports from our management team, including reports that rank and assess risks we face and an assessment of the effectiveness of our internal controls over financial reporting, which are typically reviewed on a quarterly basis. Overall risk areas include financial risk assessments, risk management policies, information technology risks, major financial risk exposures and the steps management has taken to monitor and mitigate such risks and exposures. The Compensation Committee oversees risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. The Compensation Committee receives reports, including reports from management, and discusses whether our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on us. The Nominating and Corporate Governance Committee provides oversight of our compliance programs and assists the Board’s other standing committees with respect to their oversight of our compliance programs.

Outside Advisors

The Board and its committees are free to engage independent outside financial, legal and other advisors as they deem necessary to provide advice and counsel on various topics or issues, at our expense, and are provided full access to our officers and associates.

Director Attendance at Board Meetings and Annual Meetings of Stockholders

During fiscal year 2013, our Board met seven times, our Audit Committee met six times, our Compensation Committee met four times and our Nominating and Corporate Governance Committee met one time. Each director attended at least 75% of the aggregate number of Board meetings and committee meetings of which such director was a member for the time such director was a member during fiscal year 2013, either in person or via teleconference. Each director attended the annual meeting of stockholders held in May 2013.

Communications with the Board

Stockholders or interested parties may send communications to our directors as a group or individually, by writing to those individuals or the group: c/o Gordmans Stores, Inc., Corporate Secretary, 1926 South 67th Street, Omaha, Nebraska 68106, or electronically on our website at http://investor.gordmans.com/contactus.cfm. The Secretary will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or our business to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions) or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

Board Committees

We currently have an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The table which follows sets forth committee memberships as of the date of this proxy statement.

Director	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee
Stewart M. Kasen	X
T. Scott King					X
Jason H. Neimark			X	*
Donald V. Roach			X		X	*
James A. Shea	X
Kenneth I. Tuchman	X	*

* Indicates chairman of the committee.

At this time, we do not expect to fill the vacancies in the Compensation Committee as a result of Mr. King ceasing to be a member of the Compensation Committee due to his appointment as Interim President, Chief Executive Officer and Secretary and in the Nominating and Corporate Governance Committee resulting from Jeff Gordman’s resignation. Because we are a “controlled company” for purposes of the corporate governance rules of the NASDAQ Stock Market, we are exempt from the rules that would otherwise require that our Compensation Committee and Nominating and Corporate Governance Committee be composed entirely of independent directors. The “controlled company” exception does not modify the independence requirements for the Audit Committee, and we comply with the requirements of the Sarbanes-Oxley Act and the rules of the NASDAQ Stock Market.

Our Compensation Committee and Nominating and Corporate Governance Committee are currently comprised of directors who have not been determined to meet the definition of “independent directors” for purposes of serving on such committees. As stated above, once we are no longer a “controlled company,” we must comply with the independent board committee requirements as they relate to the Compensation Committee and Nominating and Corporate Governance Committee, subject to applicable phase-in rules.

Audit Committee

The Audit Committee assists the Board in its oversight responsibilities relating to financial matters. As required by the NASDAQ corporate governance rules, none of the members of our Audit Committee have participated in the preparation of the financial statements of the Company and each of the members is able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations and cash flow statement. In addition, the Board has determined that Mr. Tuchman qualifies as an “audit committee financial expert” within the meaning of SEC regulations and comparable NASDAQ corporate governance requirements.

Our Board adopted a formal written Audit Committee charter on August 2, 2010, which is reviewed and reassessed by our Audit Committee for adequacy on a regular basis and revised as necessary. Our Audit Committee Charter is available on our website at http://investor.gordmans.com/governance.cfm.

Among other matters enumerated in the charter, our Audit Committee has responsibility for: (1) appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm; (2) discussing with our independent registered public accounting firm their independence from management; (3) reviewing with our independent registered public accounting firm the scope and results of their audit; (4) approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm; (5) overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the Securities and Exchange Commission; (6) reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (7) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and (8) reviewing and approving related person transactions.

All members of the Audit Committee are “independent” under the heightened independence standard required for audit committee members under the NASDAQ Stock Market corporate governance rules and the rules of the SEC.

Compensation Committee

Our Compensation Committee charter is reviewed and reassessed by our Compensation Committee for adequacy on a regular basis and revised as necessary. Our Compensation Committee Charter is available on our website at http://investor.gordmans.com/governance.cfm.

Among other matters enumerated in its charter, our Compensation Committee has responsibility for: (1) reviewing key associate compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of our directors, chief executive officer and other executive officers; (3) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; (4) administrating stock plans and other incentive compensation plans; and (5) preparing the compensation committee report on executive officer compensation required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s annual proxy statement or Annual Report on Form 10-K.

Our Compensation Committee charter allows the Compensation Committee to retain a consultant to assist in determining or recommending the amount or form of executive or director compensation. The Compensation Committee did not retain a consultant in fiscal year 2013, as the Compensation Committee had retained Aon Hewitt for fiscal year 2012 to assist the Compensation Committee in its review of the executive and CEO compensation structure and strategy.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee assists the Board in its oversight of Board composition, corporate governance policies and practices and related matters. Our Nominating and Corporate Governance Committee charter is reviewed and reassessed by our Nominating and Corporate Governance Committee for adequacy on a regular basis and revised as necessary. Our Nominating and Corporate Governance Committee Charter is available on our website at http://investor.gordmans.com/governance.cfm.

Among other matters enumerated in its charter, our Nominating and Corporate Governance Committee has responsibility for: (1) identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board; (2) overseeing the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and (3) identifying best practices and recommending corporate governance principles.

Director Candidates and Diversity

The Nominating and Corporate Governance Committee identifies, recruits and recommends candidates for the Board and is responsible for reviewing and evaluating any candidates recommended by stockholders. The committee’s recommendations are submitted to a vote of the full Board. Candidates approved by a majority of the Board will be presented to stockholders for election at the annual meeting of stockholders.

All director nominees must possess certain core competencies, some of which may include experience in retail, consumer products, real estate, store operations, finance and accounting, logistics, product design, merchandising, marketing, general operations, strategy, human resources, technology, or experience as a chief executive officer. In addition to having one or more of these core competencies, director nominees are identified and considered on the basis of experience, historical knowledge of the Company’s business, integrity, diversity, leadership, reputation, and, in the case of outside directors, the ability to understand our business. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. All director nominees are pre-screened to ensure that each candidate has qualifications that complement the overall core competencies of the Board. The screening process also includes conducting a background evaluation and an independence determination. We may engage, for a fee, search firms to identify and assist the Nominating and Corporate Governance Committee with identifying, evaluating and screening candidates for the Board.

In evaluating candidates for election to the Board, the Nominating and Corporate Governance Committee and the Board seek the most qualified individuals based on the criteria and desired qualities described above and consider diversity in the following manner. We believe a diversity of professional backgrounds enhances the Board’s performance of its leadership and oversight functions in that directors with a variety of professional experience and expertise will be able to view all of the different elements and aspects of our business from different critical viewpoints and ask questions and make proposals and decisions from a broader range of professional views. Such diversity enables a broader critical review of more aspects of our business which we believe enhances, among other things, the Board’s oversight of our risk management processes.

The Company’s Bylaws contain a procedure allowing for the nomination by stockholders of proposed directors. Our Nominating and Corporate Governance Committee will consider director nominees submitted by our stockholders for election.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2013, the members of our Compensation Committee were Messrs. Neimark, Roach and King. In March 2014, Mr. King ceased to be a member of the Compensation Committee as a result of his appointment as Interim President, Chief Executive Officer and Secretary. Other than Mr. King, no member of our Compensation Committee is or has been an officer or employee of the Company, and none of our executive officers served on the compensation committee or board of directors of any entity that employed any member of our Compensation Committee or Board. There are, and during fiscal year 2013 there were, no interlocking relationship between any of our executive officers and the Compensation Committee, on the one hand, and the executive officers and compensation committee of any other companies, on the other hand.

Messrs. Neimark, Roach and King are affiliated with Sun Capital. In connection with our initial public offering in August 2010, we entered into a Services Agreement with Sun Capital Partners Management V, LLC (“Sun Capital Management”), an affiliate of Sun Capital, to (1) reimburse Sun Capital Management for out-of-pocket expenses incurred in providing consulting services to us and (2) provide Sun Capital Management with customary indemnification for any such services. We reimbursed Sun Capital $64 thousand in fiscal year 2013 for expenses under this Services Agreement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis describes the compensation arrangements we have with our named executive officers as required under the rules of the SEC. The SEC rules require disclosure for the principal executive officer (our Chief Executive Officer or CEO) and principal financial officer (our Chief Financial Officer or CFO), regardless of compensation level, and the three most highly compensated executive officers in our last completed fiscal year, other than the CEO and CFO. All of these named executive officers are referred to in this Compensation Discussion and Analysis as our “NEOs.”

Our NEOs for fiscal year 2013 were:

Name	Title

Jeffrey J. Gordman*	Director, President, Chief Executive Officer and Secretary

Michael D. James	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Michael S. Morand**	Executive Vice President and Chief Merchandising Officer

Geoffrey B. Ayoub	Senior Vice President of Planning, Allocation and Analysis

Michael E. Wirkkala	Executive Vice President of Operations and Chief Operating Officer

*	Effective March 24, 2014, Mr. Gordman resigned as Director, President, Chief Executive Officer and Secretary of the Company and T. Scott King, current Chairman of the Board of Directors, was named Interim President, Chief Executive Officer and Secretary.
**	Mr. Morand was named Executive Vice President and Chief Merchandising Officer effective February 11, 2013. Prior to this, Mr. Morand was the Executive Vice President of Planning, Allocation and Analysis.

At our 2011 annual meeting of stockholders, we submitted our executive compensation program to an advisory vote of our stockholders and it received an overwhelming level of support at approximately 99% of the total votes cast on the proposal. We pay careful attention to any feedback we receive from our stockholders about our executive compensation program, including the say-on-pay vote. Based on the high level of support obtained in 2011, the Compensation Committee did not deem it necessary to implement any significant changes to the program. Nonetheless, the Compensation Committee continues to consider and monitor stockholder feedback in its subsequent executive compensation decision making and reviews our executive compensation program to ensure it aligns with our executive compensation objectives and philosophy. In addition, at our 2011 annual meeting, approximately 84% of our stockholders supported a vote every three years on our executive compensation program and, in response, our Board has decided to hold a vote on say-on-pay every three years. As a result, we are submitting our executive compensation program to an advisory vote of our stockholders at the Annual Meeting, as noted in Proposal No. 4. The Compensation Committee will consider the results of the advisory vote on our executive compensation in assessing our executive compensation program and how it aligns with our executive compensation objectives and philosophy for fiscal 2014 and beyond.

Executive Compensation Objectives and Philosophy

The executive compensation programs in place for fiscal year 2013 were set by our Compensation Committee. The Compensation Committee reviews and approves the compensation of our NEOs (and, in the case of our Chief Executive Officer, recommends such compensation to our Board for approval) and oversees and administers our executive compensation programs and initiatives. As we gain further experience as a public company, we expect that the specific direction, emphasis and components of our executive compensation program will continue to evolve.

The Compensation Committee meets outside the presence of all of our NEOs to consider appropriate compensation for our President and Chief Executive Officer. For all other NEOs, the Compensation Committee meets outside the presence of all NEOs except our President and Chief Executive Officer. In setting fiscal year 2013 compensation for our NEOs, the President and Chief Executive Officer reviewed each of the other NEO’s performance with the Compensation Committee and recommended appropriate base salary, cash performance awards and grants of long-term equity incentive awards for all such NEOs. Based upon the recommendations from our President and Chief Executive Officer and in consideration of the objectives and principles described below, the Compensation Committee approves the annual compensation packages of our NEOs (other than our President and Chief Executive Officer). Our Compensation Committee annually analyzes our President and Chief Executive Officer’s performance and determines his base salary, cash performance awards and grants of long-term equity incentive awards. Fiscal year 2014 compensation for our NEOs, including our President and Chief Executive Officer, will be reviewed and set using the same process.

For fiscal year 2013, the Compensation Committee did not retain any compensation consultants in determining or recommending the amount or form of executive or director compensation. For fiscal year 2012, the Compensation Committee retained an independent compensation consulting firm, Aon Hewitt, to assist in its review of our executive and CEO compensation structure and strategy. Aon Hewitt assisted the Compensation Committee with analyzing competitive peer company market data and relevant information relating to the Company’s compensation programs. Aon Hewitt looked at the competitiveness of our compensation arrangements with our executive officers by benchmarking our compensation programs against peer companies. The benchmarking analysis performed by Aon Hewitt in fiscal year 2012 resulted in adjustments to the base salaries for several of our executive officers to be more in line with market data and in enhancements to our performance-based cash incentive awards program consistent with the overall objectives of our executive compensation program. The results of the benchmarking analysis were considered in determining the executive compensation programs for our executive officers and President and Chief Financial Officer in fiscal year 2013. Compensation consultants will be retained in the future to benchmark our executive and CEO compensation structure and strategy as determined necessary by the Compensation Committee.

Our executive compensation program is designed to:

•	attract and retain talented and experienced executives in our industry;

•	reward executives whose knowledge, skills and performance are critical to our success;

•	ensure fairness among the executive management team by recognizing the contributions each executive officer makes to our success;

•	foster a shared commitment among executives by aligning their individual goals with the goals of the executive management team and our Company; and

•	compensate our executives in a manner that incentivizes them to manage our business to meet our long-term objectives.

Risk Management and Assessment

We have reviewed our compensation policies and practices with respect to risk-taking incentives and risk management, and do not believe that potential risks arising from our compensation policies or practices are reasonably likely to have a material adverse effect on the Company.

Elements of Compensation

Our current executive compensation program consists of the following components:

•	base salary;

•	annual cash incentive awards linked to corporate financial and individual performance objectives;

•	long-term equity based compensation; and

•	other executive benefits.

These elements, on an aggregate basis, are intended to substantially satisfy the overall objectives of our executive compensation program. We strive to achieve an appropriate mix between the various elements of our executive compensation program to meet our compensation objectives and philosophy; however, we do not apply any rigid allocation formula in setting our executive compensation, and we may make adjustments to this approach for various positions after giving due consideration to prevailing circumstances. Generally, the amount of our performance-based cash incentives are determined as a percentage of the recipient’s base salary, as reflected in the performance grids which follow. See “Performance-Based Cash Incentive Awards.” Our long-term equity based compensation is designed such that approximately 10% of the total equity of the Company is available for allocation among our executive officers (including our NEOs) and other management level associates, with the amount awarded to each recipient determined based on such recipient’s position and total compensation.

Base Salary

An evaluation of each NEO’s performance was conducted at the beginning of fiscal year 2013 by our President and Chief Executive Officer, and each NEO’s annual increase in base pay, if any, was determined based on various factors, including the Company-wide merit increase guideline for the year, our financial performance, the NEO’s overall individual performance rating and the NEO’s current salary in relation to the salary range established for the NEO’s position. The Board reviewed and approved all base salary adjustments recommended by our President and Chief Executive Officer.

The base salary of our President and Chief Executive Officer was reviewed by our Compensation Committee and ultimately approved by our Board of Directors.

The fiscal year 2013 annual base salary for each of our NEOs is set forth below.

Name	Base Salary(1)
Jeff Gordman	$647,000
Michael D. James	$238,000
Michael S. Morand	$325,000
Michael E. Wirkkala	$310,000
Geoffrey B. Ayoub(2)	$275,000

(1)	Represents the annual base salary for each NEO as of February 1, 2014.
(2)	Mr. Ayoub’s employment with us began on May 13, 2013.

Salaries for our NEOs are reviewed and adjusted annually, as well as at the time of a promotion or other change in level of responsibilities, or when competitive circumstances or business needs may require. As noted above, we expect that the Compensation Committee will recommend a compensation package (including base salary) for fiscal year 2014 that is consistent with our compensation philosophies.

Performance-Based Cash Incentive Awards

Our President and Chief Executive Officer and Compensation Committee have authority to award annual cash bonuses to our executive officers. On an annual basis, or at the commencement of an executive officer’s employment with us, our President and Chief Executive Officer and Compensation Committee typically set a target level of bonus compensation that is structured as a percentage of annual base salary for all NEOs other than the President and Chief Executive Officer. The corporate financial and individual performance objectives, while separately evaluated, were aggregated for purposes of determining the amount of cash incentive awards payable to an NEO. In calculating the total cash incentive award payable to an NEO, the corporate financial performance component was assigned a weight of 65% and the individual performance component was assigned a weight of 35%.

The target annual incentive award for our President and Chief Executive Officer is established by the Compensation Committee and approved by the Board and is tied to our annual profit plan.

The actual bonuses awarded in any year, if any, may be more or less than the target, depending on individual performance and the achievement of corporate financial objectives, but may vary based on other factors at the discretion of our President and Chief Executive Officer and/or Compensation Committee. We believe that establishing cash bonus opportunities helps us attract and retain qualified and highly skilled executives. These annual bonuses are intended to reward executive officers who have a positive impact on our financial performance.

For fiscal year 2013, the corporate financial performance component of the cash incentive award was linked to achievement of a target net income of $26.3 million. We believe that net income is the best measure of the Company’s overall financial performance. Upon attaining the target net income, all NEOs other than our President and Chief Executive Officer would have earned a cash incentive award equal to 29.3% of his or her fiscal year 2013 base salary. The corporate financial performance component of the cash incentive award was able to be increased or decreased, in each case on a pro-rata basis, provided that no cash incentive would have been awarded for the corporate financial performance component unless net income of $22.8 million was attained. However, discretionary bonuses of up to $300,000 in aggregate may be awarded by our President and Chief Executive Officer. We use our audited financial statements as the official source for determining the net income achieved by the Company.

Any incentive award may be revoked at any time if subsequent audits detect any discrepancies in accounting or inventory practices. Associates, including our NEOs, involved in these types of discrepancies may also face disciplinary actions up to, and including, termination of employment.

For fiscal year 2013, the individual performance component of the cash incentive award was linked to achievement of a target performance rating of ‘Successfully Meets Expectations’, under our performance management system. Under this system, each NEO works with our President and Chief Executive Officer at the beginning of the year to establish objectives specific to the function for which such NEO is responsible as well as for enterprise-wide business plan initiatives that involve the function led by such NEO. These objectives are generally measurable by either sales or profit metrics or, in some instances, may be more project-oriented. The quality of execution of an NEO’s general job responsibilities is also assessed as part of the performance management system. Our performance management system is designed to allow the flexibility to change with the needs of our business. As such, each NEO meets with our President and Chief Executive Officer for a mid-year evaluation of his or her performance as well as the continued applicability of the previously determined performance goals. Based on the mid-year evaluation, performance goals may be modified as the NEO and President and Chief Executive Officer determine in order to best meet our strategic goals. At year end, each NEO again meets with our President and Chief Executive Officer to rate his or her performance under this system. Our President and Chief Executive Officer makes the final determination as to each NEO’s performance rating.

Upon attaining the target individual performance rating, an executive would have earned a cash incentive award equal to 15.8% of his or her fiscal year 2013 base salary. Where an executive’s performance rating exceeded a ‘Successfully Meets Expectations’, the individual performance component of the cash incentive award would be increased on a pro-rata basis up to a maximum of 22.1% of the executive’s fiscal year 2013 base salary. No cash incentive would have been awarded for the individual performance component unless an executive achieved a performance rating of at least ‘Meets Some Expectations’.

The following table sets forth, for all of our executive officers (including our NEOs), other than our President and Chief Executive Officer, the fiscal year 2013 net income targets as well as the corresponding weight and the aggregate available bonus pool for purposes of the corporate financial performance component of the bonus calculation.

Company Performance		Bonus Potential
	Net Income as a % of Plan	Net Income	Target Bonus Multiplier	Bonus Target	Bonus as a % of Base Salary	Weighting for Company Performance	Financial Performance Bonus %	Financial Performance Bonus Pool
		(in thousands)
Maximum	116%	$ 30,557	254%		114%		74.2%	$1,278,353
Target	100%	$ 26,342	100%	45%	45%	65%	29.3%	$503,685
Threshold(1)	86%	$ 22,761	50%		22%		14.5%	$250,338

(1)	No company performance bonus for net income below $22,761.

The following table sets forth, for all of our executive officers (including our NEOs), other than our President and Chief Executive Officer, the fiscal year 2013 individual performance targets as well as the corresponding weight and the aggregate available bonus pool for purposes of the individual performance component of the bonus calculation.

Individual Performance		Bonus Potential
	Performance Rating	Target Bonus Multiplier	Bonus Target	Bonus as a % of Base Salary	Weighting for Company Performance	Individual Performance Bonus %	Individual Performance Bonus Pool
Maximum	Significantly Exceeds Expectations	140%		63%		22.1%	$379,701
Target	Successfully Meets Expectations	100%	45%	45%	35%	15.8%	$271,215
Threshold(1)	Meets Some Expectations	60%		27%		9.5%	$162,729

(1)

If net income falls below $22,761, no bonus will be earned for individual performance. However, discretionary bonuses may be awarded by our President and Chief Executive Officer based upon individual performance to a pooled limit of $300,000.

The following table sets forth, for all of our executive officers (including NEOs), other than our President and Chief Executive Officer, the aggregate bonus potential for fiscal year 2013 including threshold, target and maximum aggregate bonus amounts available.

	Aggregate Bonus Potential
	Aggregate Performance Bonus %	Aggregate Financial Performance Bonus Pool
Maximum	96%	$1,658,054
Target	45%	$774,900
Threshold(1)	24%	$413,067

(1)

If net income falls below $22,761, no bonus will be earned. However, discretionary bonuses may be awarded by our President and Chief Executive Officer based upon individual performance to a pooled limit of $300,000.

The following table sets forth, for our President and Chief Executive Officer, the fiscal year 2013 net income targets as well as the corresponding weight and the aggregate available bonus for purposes of the corporate financial performance component of the bonus calculation.

Company Performance		Bonus Potential
	Net Income as a % of Plan	Net Income	Target Bonus Multiplier	Bonus Target	Bonus as a % of Base Salary	Weighting for Company Performance	Financial Performance Bonus %	Financial Performance Bonus
		(in thousands)
Maximum	116%	$ 30,557	250%		200%		200%	$1,293,926
Target	100%	$ 26,342	100%	80%	80%	100%	80%	$518,400
Threshold(1)	86%	$ 22,761	50%		40%		40%	$257,651

(1)	No company performance bonus for net income below plan of $22,761.

During fiscal year 2013, we achieved net income of $8.0 million, which was below our threshold of $22.8 million and resulted in no financial performance bonuses for our executive officers (including our NEOs). Discretionary bonuses of $255,963 were awarded to our executive officers (including all of our NEOs except Mr. Ayoub, who received a guaranteed bonus of $50,000) during fiscal year 2013, with the amounts awarded to our NEOs set forth in the Summary Compensation Table below.

Long-Term Equity Incentives

Our equity incentive structure is intended to accomplish the following main objectives:

•	balance and align the interests of participants and stockholders;

•	reward participants for demonstrated leadership and performance in relation to the creation of stockholder value;

•	increase equity ownership levels of key associates;

•	ensure competitive levels of compensation in line with our peer group; and

•	assist us in attracting, retaining and motivating key associates.

Gordmans Stores, Inc. 2010 Omnibus Incentive Compensation Plan

We adopted the Gordmans Stores, Inc. 2010 Omnibus Incentive Compensation Plan (the “2010 Plan”) in connection with our initial public offering. The 2010 Plan is administered by the Compensation Committee. The 2010 Plan provides for the granting of stock options, including incentive stock options and nonqualified stock options, stock appreciation rights, shares of restricted stock, restricted stock units, rights to dividend equivalents and other stock-based awards. As of March 31, 2014, the aggregate number of shares reserved for issuance under the 2010 Plan was 2,573,086, of which there were 500,830 shares available for future grant. The Compensation Committee determines the terms and conditions of each award, including the number of shares subject to the award, the vesting terms of the award and the purchase price for the award. Awards may be made in assumption of or in substitution for outstanding awards previously granted by us or our affiliates, or a company acquired by us or with which we combine. Stock option awards are valued using the Black-Scholes option valuation model, which is further disclosed in the notes to the consolidated financial statements in our Annual Report on Form 10-K.

In fiscal year 2013, we declared a special cash dividend of $3.60 per share of common stock. Pursuant to the anti-dilution provisions of the 2010 Plan, we modified the exercise price of all outstanding stock options on the dividend date by reducing the exercise price of each non-qualified stock option by $3.60 per share and the incentive stock options by $2.82 per share. In addition, pursuant to the 2010 Plan, we granted an additional 77,195 shares of incentive stock options to the existing holders of the incentive stock options to maintain the same intrinsic value of the awards both before and after the dividend payment, with the additional incentive stock options adopting the same vesting schedule as the original incentive stock options awarded. Further disclosure is provided in the notes to the consolidated financial statements in our Annual Report on Form 10-K. Holders of restricted stock, including our NEOs, were awarded the special cash dividend of $3.60 per share, which is not included in compensation in the Summary Compensation Table as our stock price was reduced by $3.60 as a result of the special cash dividend.

Other than the stock options and shares of restricted stock awarded to Mr. Ayoub upon his employment in fiscal year 2013, as summarized in “Compensation Tables—Grants of Plan-Based Awards,” our NEOs and other executive officers were not awarded stock options and shares of restricted stock during fiscal year 2013 largely due to our financial performance in the fourth quarter of fiscal 2012 and in fiscal year 2013. The options and restricted stock were granted to Mr. Ayoub with an exercise price equal to the fair market value of our common stock as of the date of grant, and are subject to straight-line vesting with 25% vesting each year over a four-year period, commencing on the first anniversary of the date of grant. Stock options and shares of restricted stock were awarded to our NEOs in fiscal years 2012 and 2011, as summarized in “Compensation Tables—Outstanding Equity Awards At Fiscal Year-end.”

Additional Executive Benefits and Perquisites

We provide the following benefits to our executive officers, including our NEOs, on the same basis as other eligible associates:

•	health insurance;

•	vacation, personal holidays and sick days; and

•	a 401(k) savings plan.

We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for associates. Our executive officers are reimbursed for any reasonable relocation expenses they incur as defined in their offer letters. We also provide an automobile allowance to our President and Chief Executive Officer and our Senior Vice President of Stores.

Retirement Plan Benefits

We do not sponsor a defined benefit retirement plan as we do not believe that such a plan best serves the needs of our associates or the business at this time. We sponsor a tax-qualified defined contribution retirement plan. Participation in the qualified plan is available to associates who meet certain age and service requirements.

401(k) Savings Plan

We offer a 401(k) savings plan that allows associates to defer a percentage of their income by making pretax contributions to the savings plan. The plan is available to all eligible associates, including our NEOs. The Company suspended matching contributions to the plan in fiscal year 2013, although a matching contribution equal to 50% of associate deferrals up to a maximum of 4% of an associate’s base salary has been reinstated for fiscal year 2014.

Employment Agreements and Severance and Change in Control Benefits

We have entered into an employment letter agreement with Jeff Gordman, our former President and Chief Executive Officer, and severance agreements with our other NEOs that contain severance benefits and change in control provisions. We believe these severance and change in control benefits are essential elements of our executive compensation package and assist us in recruiting and retaining talented individuals. In addition, we may enter into employment agreements with certain other executive officers. See “Compensation Tables—Agreements with, and Potential Payments to, Named Executive Officers—Potential Payments Upon Termination or Change in Control.”

Accounting and Tax Considerations

In determining which elements of compensation are to be paid, and how they are weighted, we also take into account whether a particular form of compensation will be deductible under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) limits our ability to deduct certain compensation in excess of $1.0 million paid to our CEO and to certain of our other NEOs during any fiscal year. This limitation does not apply to compensation that qualifies under applicable regulations as “performance-based.” We take into consideration whether the performance-based compensation we pay to our NEOs will satisfy the requirements for deductibility under Section 162(m); however, the Compensation Committee is authorized to exercise discretion in determining payments in relation to levels of achievement of performance goals and believes that the total compensation program for executive officers should be managed in accordance with the objectives outlined in our compensation objectives and philosophy and in the best overall interests of our stockholders. For this reason, some compensation intended to be performance-based may exceed the limitations or not meet the requirements for deductibility under Section 162(m).

Many other Code provisions, SEC regulations and accounting rules affect the payment of executive compensation and are generally taken into consideration as programs are developed. Our goal is to create and maintain plans that are efficient, effective and in full compliance with these requirements.

Report of the Compensation Committee

The information contained in the following report of Gordmans’ Compensation Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Gordmans under the Exchange Act or the Securities Act of 1933, as amended, unless and only to the extent that Gordmans specifically incorporates it by reference.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with the Company’s management and, based upon such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended February 1, 2014.

This report is submitted by all of the current members of the Compensation Committee.

Respectfully submitted,

The Compensation Committee

Jason H. Neimark, Chair

Donald V. Roach

Compensation Tables

The purpose of the following tables is to provide information regarding the compensation earned by our NEOs during our three most recently completed fiscal years.

Summary Compensation Table

The following table shows the compensation earned by our current NEOs during the fiscal years ended February 1, 2014, February 2, 2013, and January 28, 2012, referred to as fiscal years 2013, 2012 and 2011, respectively.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Jeffrey J. Gordman,	2013	647,000		—	—	—	55,367	—	16,577	718,944
President, CEO	2012	635,000		—	453,390	356,322	55,367	—	20,600	1,520,679
and Secretary(5)	2011	595,000		—	167,479	205,800	381,167	2,721	20,500	1,372,667

Michael D. James,	2013	238,000		—	—	—	32,425	—	362	270,787
Senior Vice President, CFO,	2012	235,000		—	73,185	57,011	32,016	—	5,000	402,212
Assistant Secretary and Treasurer	2011	215,000		—	33,496	46,550	68,994	367	4,900	369,307

Michael S. Morand,	2013	325,000		—	—	—	26,566	—	—	351,566
Executive Vice President and	2012	250,000		—	89,250	69,790	34,059	—	—	443,099
Chief Merchandising Officer(6)	2011	195,000		—	43,066	56,350	62,576	—	—	356,992

Michael E. Wirkkala,	2013	310,000		—	—	—	50,680	—	—	360,680
Executive Vice President of	2012	303,000		—	137,445	108,125	49,536	—	33,316	631,422
Operations and Chief Operating Officer(7)	2011	75,000	(8)	—	—	144,400	24,803	—	75,117	319,320

Geoffrey B. Ayoub,	2013	200,206	(10)	—	107,604	87,624	50,000	—	196,033	641,467
Senior Vice President of Planning,
Allocation and Analysis(9)

(1)

Awards reflect the aggregate grant date fair value computed in accordance with Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”). In connection with our initial public offering, all existing options outstanding under the 2009 Stock Option Plan were terminated. In exchange, pursuant to option termination agreements, each participant received the following awards under the 2010 Plan: (1) 12 months from the date of the initial public offering, vested restricted stock to replace the intrinsic value of the participant’s vested options under our 2009 Stock Option Plan and (2) unvested restricted stock to replace the intrinsic value of the participant’s unvested options under our 2009 Stock Option Plan, with the same vesting schedule as that of the existing options. In exchange for an aggregate of 1,285,570 stock options terminated in connection with our initial public offering, an aggregate of 977,547 shares of restricted stock were awarded in August 2011, of which 399,780 shares were withheld by the Company to satisfy tax withholding obligations. Shares of restricted stock vest at a rate of 20% per year based on the dates of the terminated options that the restricted stock replaced. See “Outstanding Equity Awards at Fiscal Year-end” which follows for further details. The termination and exchange of options did not result in any additional compensation expense to the Company.

2011 stock awards represent incremental compensation in accordance with ASC Topic 718 related to a change in the estimated forfeiture rate for stock awards issued in August 2011 pursuant to the stock option termination agreements described above. In accordance with this agreement, stock awards replaced stock options granted in 2009 to Mr. Gordman, Mr. James and Mr. Morand. Compensation related to the stock awards issued in 2011 has been recognized as follows in the Summary Compensation Table:

2011 Stock Awards
Mr. Gordman	$167,479
Mr. James	33,496
Mr. Morand	43,066

A special cash dividend of $3.60 per share of common stock was declared on August 26, 2013 and paid on September 23, 2013 on outstanding shares of common stock other than unvested restricted stock as of that date. Such dividend will be paid on the unvested restricted stock as it vests. Pursuant to the anti-dilution provisions of the 2010 Plan, the exercise price of each non-qualified and incentive stock option was reduced by $3.60 per share and $2.82 per share, respectively. In addition, the Company granted 77,195 shares of additional incentive stock options on September 24, 2013 to the existing holders of the incentive stock options in proportion to each executive officer’s incentive stock options that were granted in August 2010 to maintain the same intrinsic value of the awards both before and after the dividend payment; as a result, the additional incentive stock options are not included as compensation for fiscal year 2013. The additional incentive stock options adopted the same vesting schedule as the original incentive stock options awarded in August 2010. Such modifications, including the issuance of the additional incentive stock options, did not result in additional compensation expense to the Company.

Stock awards and stock options were issued to Mr. Ayoub in May 2013 subject to time vesting at a rate of 25% per year over four years. Stock awards were issued to all of our NEOs, excluding Mr. Ayoub, in September 2012 subject to time vesting at a rate of 25% per year over four years. Additional stock options were granted to all of our NEOs, excluding Mr. Ayoub, in September 2012 subject to time vesting at a rate of 25% per year over four years and to all of our NEOs, excluding Mr. Wirkkala and Mr. Ayoub, in June 2011 subject to time vesting at a rate of 20% per year over five years. Stock options were granted to Mr. Wirkkala in December 2011 subject to time vesting at a rate of 20% per year over five years. In addition, in connection with our initial public offering on August 10, 2010 and pursuant to our 2010 Plan, each participant received options in an amount determined by the Compensation Committee with an exercise price equal to the Company’s initial public offering price, subject to time vesting at a rate of 20% per year over five years. The Company uses the Black-Scholes option valuation model to estimate fair value of the options. The significant assumptions used in applying the Black-Scholes option valuation model are further disclosed in the notes to the consolidated financial statements in our Annual Report on Form 10-K.

(2)

Represents amounts earned under our performance-based cash incentive plan. See “Compensation Discussion and Analysis—Elements of Compensation-Performance-Based Cash Incentive Awards” for a more detailed discussion of the performance-based cash incentive plan.

(3)	Represents the amount by which earnings of 5.40% in fiscal year 2011 on each NEO’s nonqualified deferred compensation account balance exceeded 120% of the applicable federal long-term rate.
(4)

Under the 2010 Plan, restricted stock, upon vesting, entitles the holder to receive any dividend paid by the Company. The Company declared a special cash dividend of $3.60 per share of common stock on August 26, 2013, of which $69.6 million was paid on September 23, 2013 and the remaining $0.3 million has been or will be paid as the unvested restricted stock eligible to receive the dividend becomes vested. In accordance with Item 402(c)(2)(ix) of Regulation S-K and the adopting release thereto (Release 33-8732A), the dividends awarded on shares of unvested restricted stock by virtue of the dividend rights contained in the restricted stock award agreements and in connection with the special cash dividend of $3.60 per share of common stock are not reflected in this column, as our stock price was reduced by $3.60 as a result of the special cash dividend. Pursuant to the special cash dividend, dividends received in fiscal year 2013 on shares of restricted stock that were unvested on the September 23, 2013 dividend payment date attributable to each NEO were as follows:

2013 Dividends on Unvested Restricted Stock
Mr. Gordman	$16,272
Mr. James	2,624
Mr. Morand	3,200
Mr. Wirkkala	4,932

For Mr. Gordman, ‘All Other Compensation’ represents $15,600 in automobile allowance and $977 in 401(k) matching contributions in fiscal year 2013, $15,600 in automobile allowance and $5,000 in 401(k) matching contributions in fiscal year 2012 and $15,600 in automobile allowance and $4,900 in 401(k) matching contributions in fiscal year 2011.

For Mr. James, ‘All Other Compensation’ represents $362, $5,000 and $4,900 in 401(k) matching contributions in fiscal years 2013, 2012 and 2011, respectively.

For Mr. Wirkkala, ‘All Other Compensation’ represents the reimbursement of $33,316 in moving related expenses in fiscal year 2012 and $25,117 for the reimbursement of moving related expenses and a signing bonus of $50,000 for fiscal year 2011.

For Mr. Ayoub, ‘All Other Compensation’ represents the reimbursement of $121,033 in moving related expenses and a signing bonus of $75,000 for fiscal year 2013.

(5)	Mr. Gordman resigned as President, Chief Executive Officer and Secretary effective March 24, 2014.
(6)

Mr. Morand was named Executive Vice President and Chief Merchandising Officer effective February 11, 2013. Prior to this, Mr. Morand was the Executive Vice President of Planning, Allocation and Analysis for all periods presented.

(7)	Mr. Wirkkala’s employment with the Company began on October 31, 2011.
(8)	Reflects Mr. Wirkkala’s annual base salary of $300,000 prorated from his hire date of October 31, 2011.
(9)	Mr. Ayoub’s employment with the Company began on May 13, 2013.
(10)	Reflects Mr. Ayoub’s annual base salary of $275,000 prorated from his hire date of May 13, 2013.

Grants of Plan-Based Awards

		Estimated Potential Payouts Under Non-Equity Incentive Plan Awards			Estimated Potential Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Award Options ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Jeffrey J. Gordman(1)		258,800	517,600	1,294,000	—	—	—	—		—		—	—

Michael D. James(1)		57,120	107,338	229,194	—	—	—	—		—		—	—

Michael S. Morand(1)		78,000	146,575	312,975	—	—	—	—		—		—	—

Michael E. Wirkkala		74,400	139,810	298,530	—	—	—	—		—		—	—

Geoffrey B. Ayoub		66,000	124,025	264,825	—	—	—	—		—		—	—
	5/28/13	—	—	—	—	—	—	—		24,000	(2)	12.81	87,624
	5/28/13	—	—	—	—	—	—	8,400	(3)	—		—	107,604

(1)

This table does not reflect the September 24, 2013 issuance of 77,195 shares of additional incentive stock options to the existing holders of the incentive stock options that were granted in August 2010, pursuant to the anti-dilution provisions of the 2010 Plan in connection with the special cash dividend of $3.60 per share paid on September 23, 2013, including 48,741 additional incentive stock options issued to Mr. Gordman, 8,299 additional incentive stock options issued to Mr. James and 10,670 additional incentive stock options issued to Mr. Morand. The special cash dividend of $3.60 per share also resulted in a reduction in the exercise price of the incentive stock options by $2.82 per share pursuant to the anti-dilution provisions of the 2010 Plan. The additional incentive stock options adopted the same vesting schedule as the original incentive stock options awarded in August 2010. The effect of the exercise price adjustment and the issuance of the additional incentive stock options, taken together, is to provide each optionholder with the same economic value after the time that our common stock began trading ex-dividend as such optionholder had immediately prior to such time.

(2)

Stock options vest at a rate of 25% per year over four years, commencing on the first anniversary of the grant date and ending on the fourth anniversary of the grant date. Subsequent to the grant date, the exercise price was reduced by $3.60 to $9.21 as a result of the $3.60 per share of common stock special cash dividend that was declared in August 2013. Vesting is immediate upon a change in control of the Company or a participant’s death or disability, as defined in the 2010 Plan.

(3)

Shares of restricted stock are issued and vest at a rate of 25% per year over four years, commencing on the first anniversary of the grant date and ending on the fourth anniversary of the grant date. Vesting is immediate upon a change in control of the Company or a participant’s death or disability, as defined in the 2010 Plan.

Outstanding Equity Awards at Fiscal Year-End

In connection with our initial public offering, all existing options outstanding under our 2009 Stock Option Plan were terminated. In exchange, each participant received the following awards under the 2010 Plan: (1) 12 months from the date of the initial public offering, vested restricted stock to replace the intrinsic value of the participant’s vested options under our 2009 Stock Option Plan and (2) unvested restricted stock to replace the intrinsic value of the participant’s unvested options under our 2009 Stock Option Plan, with the same vesting schedule as that of the existing options. In exchange for an aggregate of 1,285,570 stock options terminated in connection with our initial public offering, an aggregate of 977,547 shares of restricted stock were awarded in August 2011, of which 399,780 shares of restricted stock were withheld from participants in order to satisfy tax withholding obligations.

As of February 1, 2014, 561,135 shares of restricted stock were vested for accounting purposes.

On August 26, 2013, the Company declared a special cash dividend of $3.60 per share of common stock, which was paid on September 23, 2013 on all outstanding shares of common stock other than unvested restricted stock as of that date. The remaining dividend is paid as the unvested restricted stock eligible to receive the dividend becomes vested. Pursuant to the anti-dilution provisions of the 2010 Plan, the Company modified the exercise price of all outstanding stock options on the dividend date by reducing the exercise price of each non-qualified stock option by the dividend per share of $3.60 and the incentive stock options by $2.82 per share. In addition, pursuant to the 2010 Plan, the Company granted 77,195 shares of additional incentive stock options on September 24, 2013 to the existing holders of the incentive stock options, with the additional incentive stock options adopting the same vesting schedule as the original incentive stock options awarded. The effect of the exercise price adjustment and the issuance of the additional incentive stock options, taken together, is to provide each optionholder with the same economic value after the time that our common stock began trading ex-dividend as such optionholder had immediately prior to such time.

The following table sets forth certain information with respect to the outstanding equity awards of each of our NEOs as of February 1, 2014 and reflects the adjustments noted above resulting from the special cash dividend of $3.60 per share of common stock that was declared on August 26, 2013.

		Option Awards(1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Jeffrey J. Gordman(3)	8/10/10	84,648	56,432	8.18	8/10/20	—	—
	6/3/11	16,800	25,200	13.04	6/3/21	—	—
	9/27/12	18,125	54,375	14.25	9/27/22	19,050	137,541
	9/24/13	29,245	19,496	8.18	8/10/20	—	—
Michael D. James	8/10/10	14,413	9,608	8.18	8/10/20	—	—
	6/3/11	3,800	5,700	13.04	6/3/21	—	—
	9/27/12	2,900	8,700	14.25	9/27/22	3,075	22,202
	9/24/13	4,979	3,320	8.18	8/10/20	—	—
Michael S. Morand	8/10/10	18,530	12,354	8.18	8/10/20	—	—
	6/3/11	4,600	6,900	13.04	6/3/21	—	—
	9/27/12	3,550	10,650	14.25	9/27/22	3,750	27,075
	9/24/13	6,402	4,268	8.18	8/10/20	—	—
Michael E. Wirkkala	12/5/11	16,000	24,000	9.08	12/5/21	—	—
	9/27/12	5,500	16,500	14.25	9/27/22	5,775	41,696
Geoffrey B. Ayoub	5/28/13	—	24,000	9.21	5/28/23	8,400	60,648

(1)

Options vest at a rate of 20% per year over five years, commencing on the first anniversary of the grant date and ending on the fifth anniversary of the grant date, for all options granted on August 10, 2010, June 3, 2011 and December 5, 2011. Options granted on September 27, 2012 and May 28, 2013 vest at a rate of 25% per year over four years, commencing on the first anniversary of the grant date and ending on the four anniversary of the grant date. The additional incentive stock options granted on September 24, 2013 adopted the same vesting schedule as the original incentive stock options granted on August 10, 2010, as well as the same term. Vesting is immediate upon a change in control of the company or a participant’s death or disability, as defined in the 2010 Plan.

(2)	Market value based upon the $7.22 closing price of our common stock on February 1, 2014.
(3)

Mr. Gordman resigned from his position as President, Chief Executive Officer and Secretary on March 24, 2014; as a result, all unvested stock options and unvested restricted stock were forfeited on such date. According to the 2010 Plan, all vested stock options on Mr. Gordman’s date of resignation must be exercised by Mr. Gordman within 90 days from his date of termination, at which time the stock options expire.

Option Exercises and Stock Vested

There were no stock options exercised by our NEOs during fiscal year 2013. The following table provides the aggregate value realized by certain NEOs upon the vesting of restricted stock awards in fiscal year 2013.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Jeffrey J. Gordman	61,079	(1)	835,481	(1)
Michael D. James	12,041	(2)	165,102	(2)
Michael S. Morand	15,433	(3)	211,723	(3)
Michael E. Wirkkala	1,370	(4)	15,632	(4)
Geoffrey B. Ayoub	—		—

(1)

Amount equals the average of the high and low prices of our common stock on the applicable vesting dates multiplied by the number of shares that vested on such dates. On September 27, 2013, the Company withheld 1,830 shares of the 6,350 shares of restricted stock that vested on that date to satisfy the executive’s tax withholding obligations.

(2)

Amount equals the average of the high and low prices of our common stock on the applicable vesting dates multiplied by the number of shares that vested on such dates. On September 27, 2013, the Company withheld 296 shares of the 1,025 shares of restricted stock that vested on that date to satisfy the executive’s tax withholding obligations.

(3)

Amount equals the average of the high and low prices of our common stock on the applicable vesting dates multiplied by the number of shares that vested on such dates. On September 27, 2013, the Company withheld 361 shares of the 1,250 shares of restricted stock that vested on that date to satisfy the executive’s tax withholding obligations.

(4)

Amount equals the average of the high and low prices of our common stock on the applicable vesting dates multiplied by the number of shares that vested on such dates. On September 27, 2013, the Company withheld 555 shares of the 1,925 shares of restricted stock that vested on that date to satisfy the executive’s tax withholding obligations.

Pension Benefits

Our NEOs did not participate in or have account balances in any qualified or nonqualified defined benefit plans sponsored by us. Our Board or Compensation Committee may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in our best interest.

Nonqualified Deferred Compensation

In June 2010, we terminated our nonqualified deferred compensation plan. However, the nonqualified deferred compensation plan continued to accrue interest through May 31, 2011 and balances on that date were paid to participants in June 2011.

Agreements with, and Potential Payments to, Named Executive Officers

The following summaries provide a description of the agreements we have entered into with our NEOs covering the terms of their employment and/or potential severance benefits.

Jeffrey J. Gordman Employment Letter Agreement

We provided Mr. Gordman an employment letter agreement, dated as of October 16, 2008, setting forth the terms pursuant to which he serves as our President and Chief Executive Officer. Mr. Gordman’s fiscal year 2010 annual base salary was set at $590,000 by our Board and was increased to $595,000 for fiscal year 2011, $635,000 for fiscal year 2012 and $647,000 for fiscal year 2013 by our Board. The letter agreement established his target cash incentive award at 65% of his base salary, which was increased to 70% in 2009 when the company match for the Nonqualified Deferred Compensation Plan was eliminated and 80% in 2012 as a result of the benchmarking analysis performed, with a maximum potential of 200% of his base salary. The letter agreement provides Mr. Gordman an automobile allowance and the opportunity to participate in our benefits programs consistent with our other NEOs. The employment letter agreement also states that if Mr. Gordman’s employment with us terminates without cause, then, subject to his execution of a release of claims against us, he will receive 12 months of salary continuation and continued medical and dental coverage until the end of the salary continuation period. As noted in our Current Report on Form 8-K filed on March 25, 2014, as a result of his resignation on March 24, 2014, Mr. Gordman will receive 12 months of salary continuation and continued medical and dental coverage effective March 24, 2014 until the end of the salary continuation period.

Severance Agreements

We are party to severance agreements with each of our NEOs other than Mr. Gordman (Mr. Gordman’s severance is addressed in his employment letter agreement). The severance agreements provide that should an NEO be terminated without cause or within nine months of a change in control, the location of his or her place of work is moved more than 50 miles, or the position and scope of his or her responsibilities is significantly reduced, then, subject to execution of a release of claims against us, the NEO will receive salary continuation up to the earlier of six months or the date on which the NEO is employed by a third party, and continued medical and dental coverage until the end of the salary continuation period.

Potential Payments Upon Termination or Change in Control

The information below describes and quantifies certain compensation that would become payable under the employment letter agreement with our President and Chief Executive Officer and the severance agreements with our other NEOs if his or her employment with us terminated at the end of fiscal year 2013. The information below assumes that each NEO has executed a release of claims against us and has not procured third party employment. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.

Name	Component	Without Cause ($)	Change in Control ($)	Change in Location or Responsibilities Following Change in Control ($)
Jeffrey J. Gordman	Base Salary Continuation	647,000	—	647,000
	Vesting of Equity Awards(1)	—	—	—

	Total Severance	647,000	—	647,000

Michael D. James	Base Salary Continuation	119,000	—	119,000
	Vesting of Equity Awards(2)	—	22,202	—

	Total Severance	119,000	22,202	119,000

Michael S. Morand	Base Salary Continuation	162,500	—	162,500
	Vesting of Equity Awards(2)	—	27,075	—

	Total Severance	162,500	27,075	162,500

Michael E. Wirkkala	Base Salary Continuation	155,000	—	155,000
	Vesting of Equity Awards(3)	—	41,696	—

	Total Severance	155,000	41,696	155,000

Geoffrey B. Ayoub	Base Salary Continuation	137,500	—	137,500
	Vesting of Equity Awards(4)	—	60,648	—

	Total Severance	137,500	60,648	137,500

(1)

Mr. Gordman resigned as President and Chief Executive Officer on March 24, 2014. In connection with such resignation, Mr. Gordman will receive $647,000 of base salary continuation for the twelve month period following his resignation, and all unvested restricted stock and unvested stock options were forfeited on March 24, 2014.

(2)

Includes the unvested restricted stock issued in September 2012. For the unvested restricted stock, this represents the fair market value of $7.22 per share as of February 1, 2014. The August 2010 stock options, June 2011 stock options and the September 2012 stock options are not included as the fair market value of $7.22 per share as of February 1, 2014 is less than the exercise price of $8.18 per share, $13.04 per share and $14.25 per share, respectively.

(3)

Includes the unvested restricted stock issued in September 2012. For the unvested restricted stock, this represents the fair market value of $7.22 per share as of February 1, 2014. The December 2011 stock options and the September 2012 stock options are not included as the fair market value of $7.22 per share as of February 1, 2014 is less than the exercise price of $9.08 per share and $14.25 per share, respectively.

(4)

Includes the unvested restricted stock issued in May 2013. For the unvested restricted stock, this represents the fair market value of $7.22 per share as of February 1, 2014. The May 2013 stock options are not included as the fair market value of $7.22 per share as of February 1, 2014 is less than the exercise price of $9.21 per share.

Director Compensation

Messrs. Kasen and Shea each receive an annual fee in the amount of $50,000 as consideration for serving on our Board. Mr. Tuchman receives an annual fee in the amount of $60,500 as consideration for serving on our Board and as Chairman of the Audit Committee. Due to their association with Sun Capital, Messrs. King, Roach and Neimark did not receive any compensation for their service as members of our Board during fiscal year 2013. As interim President, Chief Executive Officer and Secretary, Messr. King will receive a monthly salary of approximately $58,000 while taking an unpaid leave of absence from his position with Sun Capital. Mr. Gordman also was not paid any additional compensation for serving on our Board. See “Compensation

Tables—Summary Compensation Table” for a description of the compensation Mr. Gordman earned during fiscal year 2013 as our President and Chief Executive Officer. All of our directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attending any meetings of the Board or any committee thereof.

Director and Officer Indemnification and Limitation of Liability

The Company’s Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware General Corporation Law. In addition, our amended and restated certificate of incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty, except as otherwise provided by Delaware law.

There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

EXECUTIVE OFFICERS

The following table sets forth the names, ages (as of March 31, 2014) and titles of our current executive officers.

Name	Age	Position
T. Scott King	62	Interim President, Chief Executive Officer and Secretary and Chairman of the Board of Directors
Michael D. James	52	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary
Michael S. Morand	56	Executive Vice President and Chief Merchandising Officer
Michael E. Wirkkala	56	Executive Vice President of Operations and Chief Operating Officer
Geoffrey B. Ayoub	52	Senior Vice President of Planning, Allocation and Analysis
Richard H. Heyman	53	Senior Vice President and Chief Information Officer
Tracie L. Wickenhauser	40	Senior Vice President of Stores
Roger L. Glenn	56	Senior Vice President of Human Resources

For information about T. Scott King, our Interim President, Chief Executive Officer and Secretary and Chairman of the Board of Directors, please see “Proposal No. 1—Election of Directors.”

Michael D. James joined the Company in 2006 and is Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary. Prior to joining Gordmans, Mr. James was the Chief Financial Officer of AMCON Distributing Company from 1994 to 2006. His work experience also includes various positions at the firm now known as PricewaterhouseCoopers where he practiced as a Certified Public Accountant from 1984 to 1994.

Michael S. Morand joined Gordmans in 2007 as Director of Planning, Allocation and Analysis and was promoted to Executive Vice President of Planning, Allocation and Analysis in 2008 and to Executive Vice President and Chief Merchandising Officer in February 2013. Between 2000 and 2006, Mr. Morand held senior level positions in merchandising, strategic planning, allocation and marketing for the May Merchandising Company and Lord & Taylor (both now known as Macy’s) in Los Angeles, St. Louis and New York.

Michael E. Wirkkala joined Gordmans in October 2011 as Executive Vice President of Operations and Chief Operating Officer. Prior to joining Gordmans, Mr. Wirkkala was the Vice President of Store Operations for Charming Charlie. Prior to working for Charming Charlie, Mr. Wirkkala was employed with Macy’s from 1979 to 2010 where he held various executive leadership positions in stores, operations and logistics/supply chain management, most recently serving as Senior Vice President and Chief Financial Officer for Macy’s West.

Geoffrey B. Ayoub joined Gordmans in May 2013 as Senior Vice President of Planning, Allocation and Analysis. Prior to joining Gordmans, Mr. Ayoub was the Chief Planning Officer for Edcon from 2009 to April 2013. Prior to Edcon, Mr. Ayoub served as Senior Vice President of Business Planning and Integration for Home Shopping Network from 2006 to 2008. Mr. Ayoub also held merchandise planning and allocation leadership positions with J.C. Penney Corporation, Inc. from 2000 to 2006 and Limited Brands, Inc. from 1993 to 2000.

Richard H. Heyman joined Gordmans in April 2009 and is Senior Vice President and Chief Information Officer. Prior to joining Gordmans, Mr. Heyman was Vice President of Information Technology for Pamida Stores from 2007 to 2008 and Project Director at Distributed Intelligence Systems, Inc. from June 2004 to December 2007. Mr. Heyman also founded a retail systems and consulting company, Sirius Retail, and served as its President and Chief Executive Officer from February 1999 to June 2004. He held the position of Vice President of Information Technology and Strategic Planning for Baker’s Supermarkets while with this company from January 1985 to February 1999.

Tracie L. Wickenhauser joined Gordmans in January 2012 as Senior Vice President of Stores. Prior to joining Gordmans, Ms. Wickenhauser was employed with Kohl’s Department Stores from May 2004 to December 2011, where she most recently served as Regional Vice President for the southern California region. She also held district and store management positions at Kohl’s in the St. Louis, Missouri area. Ms. Wickenhauser was employed with Target Stores from January 1999 to May 2004 and held assistant store manager and store manager positions at Target.

Roger L. Glenn joined Gordmans in August 2012 as Senior Vice President of Human Resources. Prior to joining Gordmans, Mr. Glenn was employed with Safeway, Inc. from May 1998 to September 2011, where he most recently served as Group Vice President of Human Resources. He also held various other Human Resources leadership positions at Safeway in the Pleasanton, California area. Mr. Glenn held Human Resources leadership positions with Thorn Americas from 1997 to 1998 and Mervyns from 1983 to 1997.

Family Relationships

There are no family relationships between any of our directors or executive officers.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Statement of Policy Regarding Transactions with Related Persons

We have adopted a written statement of policy with respect to related party transactions, which is administered by our Nominating and Corporate Governance Committee. Under our related party transaction policy, a “Related Party Transaction” is any transaction, arrangement or relationship between us or any of our subsidiaries and a Related Person not including any transactions involving less than $120,000 when aggregated with all similar transactions, or transactions that have received pre-approval of our Audit Committee. A “Related Person” is any of our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our stock or securities exchangeable for our stock, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is an executive officer, a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest in such entity.

Pursuant to our related party transaction policy, a Related Party Transaction may only be consummated or may only continue if:

•	our Nominating and Corporate Governance Committee approves or ratifies such transaction in accordance with the terms of the policy; or

•

the chair of our Audit Committee pre-approves or ratifies such transaction and the amount involved in the transaction is less than $120,000, provided that for the Related Party Transaction to continue it must be approved by our Nominating and Corporate Governance Committee at its next regularly scheduled meeting.

If advance approval of a Related Party Transaction is not feasible, then that Related Party Transaction will be considered and, if our Nominating and Corporate Governance Committee determines it to be appropriate, ratified, at its next regularly scheduled meeting. If we decide to proceed with a Related Party Transaction without advance approval, then the terms of such Related Party Transaction must permit termination by us without further material obligation in the event ratification is not forthcoming at the next regularly scheduled meeting of the Nominating and Corporate Governance Committee.

Transactions with Related Persons, though not classified as Related Party Transactions by our related party transaction policy and thus not subject to its review and approval requirements, may still need to be disclosed if required by the applicable securities laws, rules and regulations.

Sun Capital Services Agreement

In connection with our initial public offering, we entered into a Services Agreement with Sun Capital Management to (i) reimburse Sun Capital Management for out-of-pocket expenses incurred in providing consulting services to us and (ii) provide Sun Capital Management with customary indemnification for any such services. We reimbursed Sun Capital Management $64 thousand in fiscal year 2013 for expenses under this Services Agreement.

Registration Agreement

In connection with the shareholders of Gordmans, Inc. selling 100% of the outstanding stock of Gordmans, Inc. to an affiliate of Sun Capital on September 18, 2008 ( the “Sun Capital Transaction”), we entered into a registration agreement with Sun Gordmans, LP (“Sun Gordmans”) and certain other investors identified on the signature pages thereto, pursuant to which Sun Gordmans has the right, on an unlimited number of occasions, to demand that we register shares of our common stock under the Securities Act of 1933, as amended (the “Securities Act”), subject to certain limitations. In addition, the parties thereto are entitled to piggyback registration rights with respect to the registration of shares of our common stock. In the event that we propose to register any shares under the Securities Act either for our own account or for the account of any of our stockholders, the parties thereto having piggyback registration rights are entitled to receive notice of such registration and to include additional shares of our common stock in any such registration, subject to customary cutbacks and other limitations.

These registration rights are subject to conditions and limitations, among them the right of the underwriters of an offering to limit the number of shares of our common stock held by such stockholders to be included in such registration. We are generally required to bear all expenses of such registration (other than underwriting discounts and commissions). We, Sun Gordmans and the other investors party to the registration agreement have agreed to not affect any public sale or distribution of our equity securities (including sales pursuant to Rule 144) during the period commencing seven days before the effective date of a registration statement and ending 90 days thereafter, unless the underwriters managing the registered public offering otherwise agree. In connection with each of these registrations, we have agreed to indemnify the holders of registrable securities against certain liabilities under the Securities Act.

In May 2012, the Company filed a shelf registration statement under the Securities Act of 1933, pursuant to which we, Sun Gordmans, LP and other stockholders named in the registration statement can sell shares of common stock.

Employment and Other Agreements with Management

We have entered into an employment agreement with Mr. Gordman, our former President and Chief Executive Officer, and a severance agreement with our other NEOs as well as with Ms. Wickenhauser, Mr. Heyman and Mr. Glenn. For more information regarding these agreements with our NEOs, see “Executive Compensation—Compensation Tables—Agreements with, and Potential Payments to, Named Executive Officers.”

Lease with Related Party

We are party to a lease agreement for our former corporate office with A. G. Realty, an organization owned in part by Nelson T. Gordman and Jerome P. Gordman, the uncle and father, respectively, of our former President and Chief Executive Officer, Jeff Gordman. The lease for our former corporate office had been in effect for 43 years when it expired in 2009, at which time a new five year lease was executed that expires in 2014. This lease contains an option to renew for another five year period, although this option was not renewed as the Company relocated its corporate office in early 2014. Rent paid in fiscal year 2013 for our corporate office was $388,500. The aggregate amount of remaining rent due for our corporate office under the lease after fiscal year 2013 is approximately $0.2 million.

Amended and Restated Certificate of Incorporation

Our amended and restated certificate of incorporation provides that for so long as affiliates of Sun Capital own 30% or more of our outstanding shares of common stock, they will have the right to designate a majority of our Board. For so long as Sun Capital has the right to designate a majority of our Board, the directors designated by affiliates of Sun Capital are expected to constitute a majority of each committee of our Board (other than the Audit Committee) and the chairman of each of the committees (other than the Audit Committee) is expected to be a director serving on such committee who is selected by affiliates of Sun Capital, provided that, at such time as we are not a “controlled company” under the NASDAQ Stock Market corporate governance standards, our committee membership will comply with all applicable requirements of those standards and a majority of our Board of Directors will be “independent directors,” as defined under the rules of the NASDAQ Stock Market.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes show information regarding the beneficial ownership of shares of our common stock as of March 31, 2014 for:

•	each person who is known by us to own beneficially more than 5% of our common stock (based on their public filings with the SEC as of March 31, 2014);

•	each director and nominee for director and each of our NEOs; and

•	all current members of our Board and executive officers as a group

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2014 are deemed to be outstanding and beneficially owned by the person holding the options. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 19,401,394 shares of common stock outstanding as of March 31, 2014. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

Name	Number of Shares	Percent (%)
5% Stockholders:
Sun Gordmans, LP(1)	9,873,719	50.9
H.I.G. Sun Partners, Inc.(2)	12,163	*
Named Executive Officers and Directors:
Jeffrey J. Gordman(3)	496,134	2.5
Michael D. James(4)	94,954	*
Michael S. Morand(5)	118,440	*
Michael E. Wirkkala(6)	28,645	*
Geoffrey B. Ayoub(7)	14,400	*
Stewart M. Kasen	2,000	*
Jason H. Neimark(8)	—	*
Donald V. Roach(8)	—	*
James A. Shea	1,000	*
T. Scott King(8)	—	*
Kenneth I. Tuchman	2,500	*
All Named Executive Officers and Directors as a group (12 persons)	758,073	3.9

*	Indicates less than one percent.

(1)

Sun Gordmans is a wholly owned subsidiary of Sun Capital Partners V, L.P. Messrs. Marc J. Leder and Rodger R. Krouse each own 50% of the membership interests in Sun Capital Partners V, Ltd. (“Sun Partners V Ltd”), which in turn is the general partner of Sun Capital Advisors V, L.P. (“Sun Advisors V”), which in turn is the general partner of Sun Capital Partners V, L.P. (“Sun Partners V LP”). As a result, Messrs. Leder and Krouse, Sun Partners V Ltd, Sun Advisors V and Sun Partners V LP may be deemed to have indirect beneficial ownership of the securities owned directly by Sun Gordmans. Each of Messrs. Leder and Krouse, Sun Partners V Ltd, Sun Advisors V and Sun Partners V LP expressly disclaim beneficial ownership of any securities in which they do not have a pecuniary interest. The business address for Sun Gordmans is c/o Sun Capital Partners, Inc., 5200 Town Center Circle, Suite 600, Boca Raton, FL 33486.

(2)	Sun Gordmans has the power to vote the shares held by H.I.G. Sun Partners, Inc. The business address for H.I.G. Sun Partners, Inc. is 1001 Brickell Bay Drive, 27th Floor, Miami, FL 33131.
(3)

Mr. Gordman resigned effective March 24, 2014; as a result, all unvested stock options and unvested restricted stock were forfeited on such date. Number of shares includes 347,316 shares of common stock and 148,818 stock options. According to the 2010 Plan, all vested stock options on Mr. Gordman’s date of resignation must be exercised by Mr. Gordman within 90 days from his date of termination, at which time the stock options expire.

(4)

Includes 65,787 shares of common stock, 3,075 shares of unvested restricted stock issued in September 2012 and 26,092 stock options currently exercisable or exercisable within 60 days of March 31, 2014.

(5)

Includes 81,608 shares of common stock, 3,750 shares of unvested restricted stock issued in September 2012 and 33,082 stock options currently exercisable or exercisable within 60 days of March 31, 2014.

(6)

Includes 1,370 shares of common stock, 5,775 shares of unvested restricted stock issued in September 2012 and 21,500 stock options currently exercisable or exercisable within 60 days of March 31, 2014.

(7)	Includes 8,400 shares of unvested restricted stock issued in May 2013 and 6,000 stock options currently exercisable or exercisable within 60 days of March 31, 2014.
(8)

Messrs. Neimark, Roach and King are employees of Sun Capital, an affiliate of Sun Gordmans. As of March 31, 2014, Messr. King is the Interim President, Chief Executive Officer and Secretary of the Company and is on a temporary leave of absence from Sun Capital until a permanent President, Chief Executive Officer and Secretary is appointed by the Board of Directors. However, Messrs. Neimark, Roach and King are not the beneficial owners of the stock held by Sun Gordmans.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s directors, executive officers and beneficial owners of 10% or more of our common stock are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership of the Company’s common stock with the SEC. Based solely on our review of the copies of such reports received by us, or written representations from certain reporting persons, we believe that for fiscal year 2013 all reporting persons complied with Section 16(a) filing requirements except for a late filing by T. Scott King on June 11, 2013 for his appointment as Chairman of the Board of Directors on February 26, 2013, late filings by Mr. Gordman, Mr. James, Mr. Morand and Mr. Heyman on November 11, 2013 for additional incentive stock options issued to them on September 24, 2013 as a result of the special cash dividend of $3.60 per share of common stock declared on August 26, 2013 and paid on September 23, 2013, and late filings by Mr. Gordman, Mr. James, Mr. Morand, Ms. Wickenhauser, Mr. Wirkkala and Mr. Heyman on December 30, 2013 for shares of restricted stock withheld to cover the executive officers’ tax withholding obligations related to restricted stock that vested on September 27, 2013.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of Gordmans’ Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Gordmans under the Exchange Act or the Securities Act of 1933, as amended, unless and only to the extent that Gordmans specifically incorporates it by reference.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the integrity of our financial statements, compliance with legal and regulatory requirements, the independent registered public accounting firm qualifications, independence and performance, the effectiveness of the corporate compliance program and such other duties as directed by the Board of Directors. The Committee operates under a written charter adopted by the Board of Directors.

The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended February 1, 2014 with the Company’s management. In addition, the Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable Public Company Accounting Oversight Board and Securities and Exchange Commission requirements.

Based on the Committee’s review and discussions noted above, the Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014 for filing with the Securities and Exchange Commission.

This report is submitted by all current members of the Audit Committee.

Respectfully submitted,

The Audit Committee

Kenneth I. Tuchman, Chair

Stewart M. Kasen

James A. Shea

PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014

Our Audit Committee has appointed Grant Thornton LLP to be our independent registered public accounting firm for fiscal year 2014. The stockholders are being asked to ratify this appointment at the Annual Meeting. We do not expect representatives of Grant Thornton LLP to be present at the Annual Meeting.

The following table sets forth the fees for services provided by Grant Thornton in fiscal years 2013 and 2012.

	Fiscal Year 2013	Fiscal Year 2012
Audit Fees	$655,800	$709,029
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total of All Fees	$655,080	$709,029

Audit Fees.    Audit Fees include fees billed for professional services rendered in connection with the audit of our consolidated financial statements and the review of our interim consolidated financial statements included in quarterly reports, as well as fees for services that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, consents, assistance with the review of registration statements filed with the SEC and consultation regarding financial accounting and/or reporting standards.

Audit-Related Fees.    There were no amounts billed for audit-related services during fiscal year 2013 or fiscal year 2012.

Tax Fees.    There were no amounts billed for tax-related services during fiscal year 2013 or fiscal year 2012.

The Audit Committee pre-approves the terms of all auditing services and the terms of any non-audit services which the independent registered public accounting firm is permitted to render under Section 10A(h) of the Exchange Act. Pursuant to our Audit Committee Pre-Approval Policy, the Audit Committee may delegate the pre-approval to one or more of its members, provided that such approvals are presented to the Audit Committee at a subsequent meeting.

The Audit Committee has adopted a written policy for pre-approvals. The policy provides that the Committee must specifically pre-approve the terms of the annual audit services engagement and may pre-approve, for up to one year in advance, particular types of permissible audit-related, tax and other non-audit services. The policy also provides that the services shall be described in sufficient detail as to the scope of services, fee and fee structure, and the impact on auditor independence. The policy also provides that the Committee should be mindful of the relationship between fees for audit and non-audit services. The Committee has delegated this pre-approval authority to the Chairman of the Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014.

PROPOSAL NO. 3—PROPOSAL TO AMEND THE 2010 OMNIBUS INCENTIVE COMPENSATION PLAN

The Board has adopted, and is seeking stockholder approval of, an amendment of our 2010 Omnibus Incentive Compensation Plan (the “2010 Plan”) that would:

•	Increase the number of shares of our common stock reserved and available for issuance under the 2010 Plan by 2,000,000 shares to a total of 4,573,086 shares; and

•	Increase the number of shares of our common stock with respect to which incentive stock options may be granted under the 2010 Plan by 2,000,000 shares to a total of 4,573,086 shares.

The Board is not seeking any other changes to the 2010 Plan at this time. The 2010 Plan was previously amended in 2011 to increase the number of shares available for issuance by 2,000,000 shares, among other changes.

Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of common stock that currently can be issued under the 2010 Plan is 2,573,086 shares, of which there are approximately 603,083 shares currently available as of March 31, 2014. If approved by stockholders, the total number of shares that could be issued under the 2010 Plan would be increased by 2,000,000 shares, with approximately 2,603,083 shares being currently available for issuance.

The number of shares currently remaining available for issuance under the 2010 Plan is not sufficient for future granting needs and therefore the Board requests stockholder approval for this amendment to the 2010 Plan. Increasing the number of shares of common stock reserved and available for issuance under the 2010 Plan will (i) provide a competitive total compensation opportunity that will enable us to attract, retain and motivate highly qualified associates and (ii) align compensation opportunities with stockholder interests. The Board believes that equity compensation is the most effective means of creating a long-term link between performance and the compensation provided to executives and key associates. Equity grants are also an important element in attracting and retaining associates. Given the intense competition for talented individuals, our ability to offer competitive compensation packages, including those with equity-based incentives, is particularly important.

Summary of the 2010 Omnibus Incentive Compensation Plan, as Amended

The following description of certain features of the 2010 Plan, as amended by this proposal, is intended to be a summary only. The summary is qualified in its entirety by the full text of (i) the amendment to the 2010 Plan and (ii) the 2010 Plan, each of which is attached hereto as Exhibit A.

The purpose of the 2010 Plan is to provide incentives that will attract, retain and motivate highly competent officers, directors, associates and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in our long-term success or compensation based on their performance in fulfilling their personal responsibilities.

Administration.    The 2010 Plan is administered by the Compensation Committee of our Board. Among the Compensation Committee’s powers are to determine the form, amount and other terms and conditions of awards, clarify, construe or resolve any ambiguity in any provision of the 2010 Plan or any award agreement, amend the terms of outstanding awards and adopt such rules, forms, instruments and guidelines for administering the 2010 Plan as it deems necessary or proper. All actions, interpretations and determinations by the Compensation Committee or by our Board of Directors are final and binding.

Shares Available.    The 2010 Plan makes available an aggregate of 2,573,086 shares of our common stock, subject to adjustments. In the event that any outstanding award expires, is forfeited, cancelled or otherwise terminated without consideration, shares of our common stock allocable to such award, including the unexercised portion of such award, shall again be available for purposes of the 2010 Plan. If any award is exercised by tendering shares of our common stock to us, either as full or partial payment, in connection with the exercise of such award under the 2010 Plan or to satisfy our withholding obligation with respect to an award, only the number of shares of our common stock issued net of such shares tendered will be deemed delivered for purposes of determining the maximum number of shares of our common stock then available for delivery under the 2010 Plan.

Eligibility for Participation.    Members of our Board of Directors, as well as associates of, and consultants to, us or any of our subsidiaries and affiliates are eligible to receive awards under the 2010 Plan. The selection of participants is within the sole discretion of the Compensation Committee.

Types of Awards.    The 2010 Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options, collectively, the options, stock appreciation rights, shares of restricted stock, or the restricted stock, restricted stock units, rights to dividend equivalents and other stock-based awards, collectively, the awards. The Compensation Committee will, with regard to each award, determine the terms and conditions of the award, including the number of shares subject to the award, the vesting terms of the award and the purchase price for the award. Awards may be made in assumption of or in substitution for outstanding awards previously granted by us or our affiliates, or a company acquired by us or with which we combine.

Award Agreement.    Awards granted under the 2010 Plan will be evidenced by award agreements, which need not be identical, that provide additional terms, conditions, restrictions and/or limitations covering the grant of the award, including, without limitation, terms providing for the acceleration of exercisability or vesting of awards in the event of a change in control or conditions regarding the participant’s employment, as determined by the Compensation Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the 2010 Plan and any such award agreement, the provisions of the 2010 Plan shall prevail.

Options.    An option granted under the 2010 Plan will enable the holder to purchase a number of shares of our common stock on set terms. Options shall be designated as either a nonqualified stock option or an incentive stock option. An option granted as an incentive stock option shall, to the extent it fails to qualify as an incentive stock option, be treated as a nonqualified option. None of us, including any of our affiliates or the Compensation Committee, shall be liable to any participant or to any other person if it is determined that an option intended to be an incentive stock option does not qualify as an incentive stock option. Each option shall be subject to terms and conditions, including exercise price, vesting and conditions and timing of exercise, consistent with the 2010 Plan and as the Compensation Committee may impose from time to time.

The exercise price of an option granted under the 2010 Plan will be determined by the Compensation Committee and it is expected that the exercise price will not be less than 100% of the fair value of a share of our common stock on the date of grant, provided the exercise price of an incentive stock option granted to a person holding greater than 10% of our voting power may not be less than 110% of such fair value on such date. The Compensation Committee will determine the term of each option at the time of grant in its discretion; however, the term may not exceed ten years or, in the case of an incentive stock option granted to a ten percent stockholder, five years.

Stock Appreciation Rights.    A stock appreciation right (“SAR”) entitles the holder to receive, upon its exercise, the excess of the fair value of a specified number of shares of our common stock on the date of exercise over the grant price of the stock appreciation right. The payment of the value may be in the form of cash, shares of our common stock, other property or any combination thereof, as the Compensation Committee determines in its sole discretion. Stock appreciation rights may be granted alone or in tandem with any option at the same time such option is granted, or a tandem SAR. A tandem SAR is only exercisable to the extent that the related option is exercisable and expires no later than the expiration of the related option. Upon the exercise of all or a portion of a tandem SAR, a participant is required to forfeit the right to purchase an equivalent portion of the related option, and vice versa. Subject to the terms of the 2010 Plan and any applicable award agreement, the grant price, which is not expected to be less than 100% of the fair value of a share of our common stock on the date of grant, term, methods of exercise, methods of settlement, and any other terms and conditions of any stock appreciation right shall be determined by the Compensation Committee. The Compensation Committee may impose such other conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

Restricted Stock.    The Compensation Committee may, in its discretion, grant awards of restricted stock. Restricted stock may be subject to such terms and conditions, including vesting, as the Compensation Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares of our common stock. The Compensation Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to shares of our common stock covered by such an award. The Compensation Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. Unless otherwise determined by the Compensation Committee and set forth in the award agreement, a participant holding restricted stock will have the right to vote and receive dividends with respect to such restricted stock.

Restricted Stock Units.    The Compensation Committee may, in its discretion, grant awards of restricted stock units (“RSUs”). RSUs are awards that provide for the deferred delivery of a specified number of shares of our common stock. RSUs may be subject to such terms and conditions, including vesting, as the Compensation Committee determines appropriate.

Dividend Equivalents.    The Compensation Committee may, in its discretion, grant dividend equivalents based on the dividends declared on shares that are subject to any award. The grant of dividend equivalents shall be treated as a separate award. Such dividend equivalents shall be converted to cash or shares by such formula and at such time and subject to such limitations as may be determined by the Compensation Committee. As determined by the Compensation Committee, dividend equivalents granted with respect to any option or stock appreciation right may be payable regardless of whether such option or stock appreciation right is subsequently exercised.

Other Share-Based Awards.    The Compensation Committee, in its discretion, may grant awards of shares of our common stock and awards that are valued, in whole or in part, by reference to, or are otherwise based on the fair market value of such shares. Such other share-based awards shall be in such form, and dependent on such conditions, as the Compensation Committee shall determine, including, without limitation, the right to receive one or more shares of our common stock, or the equivalent cash value of such stock, upon completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Subject to the provisions of the 2010 Plan, the Compensation Committee shall determine to whom and when other share-based awards will be made, the number of shares of our common stock to be awarded under, or otherwise related to, such other share-based awards, whether such other share-based awards shall be settled in cash, shares of our common stock or a combination of cash and such shares, and all other terms and conditions of such awards.

Transferability.    Except as otherwise determined by the Compensation Committee, an award shall not be transferable or assignable by a participant except in the event of death, subject to the applicable laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against us or any of our subsidiaries or affiliates. Any permitted transfer of the awards to heirs or legatees of a participant shall not be effective to bind us unless the Compensation Committee has been furnished with written notice thereof and a copy of such evidence as the Compensation Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the 2010 Plan and any award agreement.

Stockholder Rights.    Except as otherwise provided in the applicable award agreement, a participant has no rights as a stockholder with respect to shares of our common stock covered by any award until the participant becomes the record holder of such shares.

Adjustment of Awards.    Notwithstanding any other provision of the 2010 Plan, in the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares of our common stock, exchange of shares of our common stock, dividend in kind, extraordinary cash dividend, or other like change in capital structure, other than normal cash dividends, to our stockholders, or any similar corporate event or transaction, the Compensation Committee, to prevent dilution or enlargement of participants’ rights under the 2010 Plan, shall, in its sole discretion, as applicable, (a) adjust the number and kind of shares of stock or other securities that may be issued under the 2010 Plan, the number and kind of shares of our common stock or other securities subject to outstanding awards, and/or where applicable, the exercise price, base value or purchase price applicable to such awards; (b) grant a right to receive one or more payments of securities, cash and/or property, which right may be evidenced as an additional award under the 2010 Plan, in respect of any outstanding award; or (c) provide for the settlement of any outstanding award, other than a stock option or stock appreciation right, in such securities, cash and/or other property as would have been received had the award been settled in full immediately prior to such corporate event or transaction; provided, however, that in the case of an adjustment made in accordance with (b) or (c) above, the right to any securities, cash and/or property may be issued subject to the same vesting schedule as the outstanding award being adjusted; and provided, further, that any adjustment shall comply with Section 409A of the Code to the extent applicable. Should the vesting of any award be conditioned upon our attainment of performance conditions, our Board of Directors may make such adjustments to the terms and conditions of such awards and the criteria therein to recognize unusual and nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

In the event we are a party to a merger or consolidation or similar transaction, including a change in control, unless otherwise prohibited under applicable law or by the applicable rules and regulations of national securities exchanges or unless the Compensation Committee determines otherwise in an award agreement, the Compensation Committee is authorized, but not obligated, to make adjustments in the terms and conditions of outstanding awards, including, without limitation, the continuation or assumption of such outstanding awards under the 2010 Plan by us, if we are the surviving company or corporation, or by the surviving company or corporation or its parent; substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding awards; accelerated exercisability, vesting and/or lapse of restrictions under all then outstanding awards immediately prior to the occurrence of such event; upon written notice, provided that any outstanding awards must be exercised, to the extent then exercisable, within fifteen days immediately prior to the scheduled consummation of the event, or such other period as determined by the Compensation Committee, in either case contingent upon the consummation of the event, at the end of which period such awards shall terminate to the extent not so exercised within such period; and cancellation of all or any portion of outstanding awards for fair value, as determined in the sole discretion of the Compensation Committee, which, in the case of options and stock appreciation rights, may equal the excess, if any, of the value of the consideration to be paid in the change in control transaction to holders of the same number of shares subject to such awards or, if no such consideration is paid, fair value of our shares of common stock subject to such outstanding awards or portion thereof being canceled, over the aggregate option price or grant price, as applicable, with respect to such awards or portion thereof being canceled.

Amendment and Termination.    Our Board of Directors may amend, alter, suspend, discontinue, or terminate the 2010 Plan or any portion thereof or any award, or award agreement, thereunder at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made (i) without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2010 Plan and (ii) without the consent of the participant, if such action would materially diminish any of the rights of any participant under any award granted to such participant under the 2010 Plan; provided, however, the Compensation Committee may amend the 2010 Plan, any award or any award agreement in such manner as it deems necessary to permit the granting of awards meeting the requirements of applicable laws.

Compliance with Section 409A of the Code.    To the extent that the 2010 Plan and/or awards are subject to Section 409A of the Code, the Compensation Committee may, in its sole discretion and without a participant’s prior consent, amend the 2010 Plan and/or awards, adopt policies and procedures, or take any other actions, including amendments, policies, procedures and actions with retroactive effect, as are necessary or appropriate to (a) exempt any award from the application of Section 409A, (b) preserve the intended tax treatment of any such award, or (c) comply with the requirements of Section 409A, United States Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date of the grant. The 2010 Plan shall be interpreted at all times in such a manner that the terms and provisions of the 2010 Plan and awards comply with Section 409A and any guidance issued thereunder. Neither we nor the Compensation Committee has any obligation to take any action to prevent the assessment of any excise tax on any person with respect to any award under Section 409A, and none of us or any of our subsidiaries or affiliates, or any of our associates or representatives, has any liability to a participant with respect thereto.

Effective Date of 2010 Plan

The 2010 Plan became effective in connection with our initial public offering in August 2010.

New Plan Benefits

As of today, no grants have been made with respect to the additional shares of common stock to be reserved for issuance under the amended 2010 Plan. The selection of eligible participants who may receive awards under the 2010 Plan (if the amendments to the 2010 Plan are approved by the stockholders), and the size and the types of awards subject to issuance, will be determined by the Compensation Committee in its discretion in accordance with the 2010 Plan. The amount of any such awards under the 2010 Plan are not determinable at this time due to vesting, corporate performance and other future requirements that may be included in the award. Therefore, it is not possible to predict the future benefit or amounts that will be received by, or allocated to, any participant or participants in future years. If the amendments to the 2010 Plan had been in place prior to the last fiscal year, we believe that the awards granted under the Plan would have been substantially similar to those shown under “Executive Compensation—Compensation Tables—Grants of Plan-Based Awards.”

Certain Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2010 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or one of our subsidiaries at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonqualified Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonqualified Stock Options

A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit award. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit award vests, the participant will have income on the date of distribution of the related shares in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the distribution date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based award granted under the 2010 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to Gordmans

There will be no tax consequences to us, except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 2010 OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL NO. 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board believes that the Company’s compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of stockholders. You are urged to read the “Executive Compensation” section of this proxy statement for additional details on the Company’s executive compensation, including the Company’s philosophy and objectives and the fiscal year 2013 compensation of the named executive officers.

Congress enacted legislation requiring a non-binding advisory “say-on-pay” vote on executive compensation beginning in 2011. At the 2011 annual meeting of stockholders, an advisory vote resulted in the frequency of advisory votes on executive compensation being every three years. This proposal gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

“Resolved, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in this proxy statement.”

As an advisory vote, this proposal is non-binding. However, the Board and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions for the named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2015 MEETING

We evaluate director nominees recommended by stockholders in the same manner in which we evaluate other director nominees. We have established through our Nominating and Corporate Governance Committee selection criteria that identifies desirable skills and experience for prospective Board members, including consideration of the potential candidate’s qualification as independent, as well as consideration of diversity, age, skills, expertise and experience in the context of the Board and other criteria determined by the Nominating and Corporate Governance Committee from time to time.

In accordance with Rule 14a-8 of the Exchange Act, any stockholder proposals intended to be included in the proxy statement for the 2015 annual meeting of stockholders of the Company must be received by the Company no later than December 19, 2014, and must otherwise comply with the SEC’s rules, to be considered for inclusion in our proxy materials relating to such meeting.

In addition, our Bylaws establish advance notice procedures for (1) the nomination, other than by or at the direction of the Board, of candidates for election as directors and (2) business to be brought before an annual meeting of stockholders other than by or at the direction of the Board. Any stockholder who wishes to submit a proposal to be acted upon at next year’s annual meeting or who proposes to nominate a candidate for election as a director must submit such notice in compliance with the procedures set forth in our Bylaws. Any such proposals, as well as any questions related thereto, should be timely submitted in writing to our Secretary at the address below. Our Secretary must receive this notice no earlier than January 21, 2015 and no later than February 20, 2015. Any such notice must include the information set forth in our Bylaws.

Stockholder notices should be sent to our Secretary at: Gordmans Stores, Inc., Attention: Secretary, 1926 South 67th Street, Omaha, Nebraska 68106. You may also contact our Secretary for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies properly provided to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

The proxies being solicited hereby are being solicited by our Board. The cost of soliciting proxies will be borne by the Company. We have not retained an outside firm to aid in the solicitation. Officers and associates of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

We are providing without charge, to each person from whom a proxy is solicited, a copy of our Annual Report for fiscal year 2013. To request an additional copy of the Annual Report, please write to Gordmans Stores, Inc., Attention: Investor Relations, 1926 South 67th Street, Omaha, Nebraska 68106.

By order of the Board of Directors

T. Scott King

Interim President, Chief Executive Officer and Secretary

Omaha, Nebraska

April 21, 2014

EXHIBIT A

AMENDMENT NO. 2 TO

2010 OMNIBUS INCENTIVE COMPENSATION PLAN

OF GORDMANS STORES, INC.

The 2010 Omnibus Incentive Compensation Plan (the “Plan”) of Gordmans Stores, Inc. is hereby amended by deleting Section 4.1 in its entirety and replacing it with the following:

“4.1 Shares. (a) Subject to any increase or decrease pursuant to Section 4.2, the aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 4,573,086 shares. The shares may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 4,573,086 shares. With respect to Stock Appreciation Rights settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Participant (based on the difference between the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the exercise price of each Stock Appreciation Right on the date such Stock Appreciation Right was awarded) shall count against the aggregate and individual share limitations set forth under Sections 4.1(a) and 4.1(b). If any Option, Stock Appreciation Right or Other Stock-Based Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

(b) Individual Participant Limitations. To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall only apply after the expiration of the Transition Period:

(i) The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights, or shares of Restricted Stock, or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 750,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 1,500,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Participant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii) There are no annual individual share limitations applicable to Participants on Restricted Stock or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.

(iii) The maximum number of shares of Common Stock subject to any Performance Award which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 750,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company.

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(iv) The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be $5,000,000.

(v) The individual Participant limitations set forth in this Section 4.1(b) (other than Section 4.1(b)(iii)) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of shares of Common Stock available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.”

Except as set forth above, the remainder of the Plan remains in full force and effect.

Adopted by the Board of Directors on February 25, 2014.

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GORDMANS STORES, INC.

2010 OMNIBUS INCENTIVE COMPENSATION PLAN

GORDMANS STORES, INC.

2010 OMNIBUS INCENTIVE COMPENSATION PLAN

GORDMANS STORES, INC.

2010 OMNIBUS INCENTIVE COMPENSATION PLAN

ARTICLE I

PURPOSE

The purpose of this Gordmans Stores, Inc. 2010 Omnibus Incentive Compensation Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XV.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 “Acquisition Event” has the meaning set forth in Section 4.2(d).

2.2 “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.3 “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Award or Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.4 “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s, dishonesty, fraud, moral turpitude, willful misconduct or refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7 “Change in Control” has the meaning set forth in 11.2.

2.8 “Change in Control Price” has the meaning set forth in Section 11.1.

2.9 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10 “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.

2.11 “Common Stock” means the Common Stock, $0.001 par value per share, of the Company.

2.12 “Company” means Gordmans Stores, Inc., a Delaware corporation, and its successors by operation of law.

2.13 “Consultant” means any natural person who is an advisor or consultant to the Company or its Affiliates.

2.14 “Detrimental Activity” means, unless otherwise determined by the Committee, in the applicable Award Agreement: (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company’s or its Affiliate’s business, without written authorization from the Company, of any confidential information, trade secrets or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant’s Termination; (b) activity while employed or performing services that results, or if known could result, in the Participant’s Termination that is classified by the Company as a termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit or otherwise attempt to take away any supplier, vendor, customer or prospective customer of the Company or its Affiliates at the time of a Participant’s Termination, without, in all cases, written authorization from the Company; (e) the Participant’s Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; or (f) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement). For purposes of sub-sections (a), (c), and (d) above, the Chief Financial Officer or the Chief Executive Officer of the Company shall have authority to provide the Participant, except for himself or herself, with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

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2.15 “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16 “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.17 “Effective Date” means the effective date of the Plan as defined in Article XV.

2.18 “Eligible Employee” means each employee of the Company or an Affiliate.

2.19 “Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.21 “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.22 “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

2.23 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.24 “Merger Event” has the meaning set forth in Section 4.2(d).

2.25 “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.

2.26 “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

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2.27 “Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.28 “Other Cash-Based Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

2.29 “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

2.30 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.31 “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

2.32 “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.

2.33 “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Exhibit A hereto.

2.34 “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

2.35 “Plan” means this Gordmans Stores, Inc. 2010 Omnibus Incentive Compensation Plan, as amended from time to time.

2.36 “Reference Stock Option” has the meaning set forth in Section 7.1.

2.37 “Registration Date” means the date on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.

2.38 “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.

2.39 “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

2.40 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.41 “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable treasury regulations thereunder.

2.42 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.43 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

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2.44 “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.

2.45 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.

2.46 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.47 “Tandem Stock Appreciation Right” shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

2.48 “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.49 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.50 “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Stock Option to Section 409A of the Code.

2.51 “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.52 “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Stock Option to Section 409A of the Code.

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2.53 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

2.54 “Transition Period” means the period beginning with the Registration Date and ending as of the earlier of: (i) the date of the first annual meeting of stockholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Registration Date occurs; and (ii) the expiration of the “reliance period” under Treasury Regulation Section 1.162-27(f)(2).

ARTICLE III

ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, (b) an “outside director” under Code Section 162(m) and (c) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify. In the event that any member of the Committee does not qualify as a “non-employee director” for purposes of Section 16 of the Exchange Act, then all compensation that is intended to be exempt from Section 16 will also be approved by the Board or a subcommittee made up of members of the Board who qualify as non-employee directors. In the event that any member of the Committee does not qualify as an “outside director” for purposes of Section 162(m) of the Code, then all compensation that is intended to be exempt from Section 162(m) of the Code will also be approved by a subcommittee made up of members of the Board who qualify as outside directors.

3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Individuals: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Awards; (v) Other Stock-Based Awards; and (vi) Other Cash-Based Awards. In particular, the Committee shall have the authority:

(a) to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;

(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

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(f) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

(g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(h) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(i) to modify, extend or renew an Award, subject to Article XII and Section 6.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant;

(j) solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan; and

(k) to determine the manner in which a Participant’s tax withholding obligations are satisfied consistent with Section 14.4 hereof.

3.3 Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

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3.6 Designation of Consultants/Liability.

(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

ARTICLE IV

SHARE LIMITATION

4.1 Shares. (a) Subject to any increase or decrease pursuant to Section 4.2, the aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 573,086 shares. The shares may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 573,086 shares. With respect to Stock Appreciation Rights settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Participant (based on the difference between the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the exercise price of each Stock Appreciation Right on the date such Stock Appreciation Right was awarded) shall count against the aggregate and individual share limitations set forth under Sections 4.1(a) and 4.1(b). If any Option, Stock Appreciation Right or Other Stock-Based Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

(b) Individual Participant Limitations. To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall only apply after the expiration of the Transition Period:

(i) The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights, or shares of Restricted Stock, or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 573,086 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types

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of Awards does not exceed 573,086 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Participant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii) There are no annual individual share limitations applicable to Participants on Restricted Stock or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.

(iii) The maximum number of shares of Common Stock subject to any Performance Award which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 573,086 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company.

(iv) The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be $5,000,000.

(v) The individual Participant limitations set forth in this Section 4.1(b) (other than Section 4.1(b)(iii)) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of shares of Common Stock available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2 Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b) Subject to the provisions of Section 4.2(d), in the event of a dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property) other than regular cash dividends, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, Change in Control or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan (a “Section 4.2 Event”), the Committee shall equitably adjust (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan, (ii) the maximum share limitation applicable to each type of Award that may be granted to any individual participant in any calendar year, (iii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iv) the exercise price with respect to any Stock Option or any Stock Appreciation Right. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. If the Company enters into or is involved in any merger, reorganization, Change in Control or other business combination with any person or entity (a “Merger Event”), the Committee may, prior to such Merger Event and effective upon such Merger Event, take such action as it deems appropriate, including, but not limited to, replacing Awards with substitute Awards in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number

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of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Awards granted hereunder as of the date of the consummation of the Merger Event. Upon receipt by any affected Participant of any such substitute Award (or payment) as a result of any such Merger Event, such Participant’s affected Awards for which such substitute Awards (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event or Merger Event (an “Other Extraordinary Event”), then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no rights by reason of any Section 4.2 Event, Merger Event, or any Other Extraordinary Event.

(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) In the event of a Merger Event in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as an “Acquisition Event”), then the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Awards that provide for a Participant elected exercise, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her vested Awards that are then outstanding, but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XI shall apply.

4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY

5.1 General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2 Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

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5.3 General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.

ARTICLE VI

STOCK OPTIONS

6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

6.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

6.4 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c) Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at the time of grant, the Option agreement shall provide that (i) in the event that the Participant engages in Detrimental Activity prior to any exercise of the Stock Option (whether vested or unvested), all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event that the Participant engages in

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Detrimental Activity during the one-year period commencing on the date that the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

(e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant.

Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award Agreement.

(f) Termination by Death or Disability. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(g) Involuntary Termination Without Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h) Voluntary Termination. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.4(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

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(i) Termination for Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(j) Unvested Stock Options. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(k) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding anything herein to the contrary, unless otherwise provided in the Award Agreement, the Committee may, at its sole and absolute discretion, (i) lower the strike price of a Stock Option after it is granted, or take any other action with the effect of lowering the strike price of a Stock Option after it is granted, or (ii) permit the cancellation of a Stock Option in exchange for another Award.

(m) Deferred Delivery of Common Shares. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, which shall be intended to comply with the requirements of Section 409A of the Code.

(n) Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(o) Cashing-Out of Stock Options. Unless otherwise provided in the Award Agreement, on receipt of written notice of exercise, the Committee may elect to cash-out all or part of the portion of the shares for which an Option is being exercised by paying the optionee an amount, in cash or shares of Common Stock, equal to the excess of the Fair Market Value of the shares of Common Stock over the exercise price multiplied by the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

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(p) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting “reloads” such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes (“Reloads”). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the “reload” and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent that the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).

(d) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.

(e) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

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(g) Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.

7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.

7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c) Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

Unless otherwise determined by the Committee at grant, the Award Agreement shall provide that (i) in the event that the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event that the Participant engages in Detrimental Activity during the one-year period commencing on the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

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(e) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.

(f) Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.4(f) through 6.4(j).

(g) Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights.

ARTICLE VIII

RESTRICTED STOCK

8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event that the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

8.2 Awards and Certificates. Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

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(b) Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Gordmans Stores, Inc. (the “Company”) 2010 Omnibus Incentive Compensation Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated             . Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a) Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii) If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

(b) Rights as a Stockholder. Except as provided in Section 8.3(a) and this Section 8.3(b) and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to

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vote such shares, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares, and the right to receive all dividends and other distributions paid with respect to the Restricted Stock, provided that such dividends or other distributions will be subject to the same vesting requirements as the underlying Restricted Stock and shall be paid at the time the Restricted Stock becomes vested. If dividends or distributions are paid in shares of Common Stock, such shares shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c) Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares, if any, shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE AWARDS

9.1 Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. The Committee may grant Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, as well as Performance Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article VIII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.

Unless otherwise determined by the Committee at grant, each Performance Award shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of the Performance Award, the Committee may direct (at any time within one year thereafter) that all of the unvested portion of the Performance Award shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain that the Participant realized from any Performance Award that had vested in the period referred to above.

With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall condition the right to payment of any Performance Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c).

9.2 Terms and Conditions. Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a) Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Award that has been earned.

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(b) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(c) Objective Performance Goals, Formulae or Standards. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d) Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.

(e) Payment. Following the Committee’s determination in accordance with Section 9.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f) Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(g) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.

ARTICLE X

OTHER STOCK-BASED AND CASH-BASED AWARDS

10.1 Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

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The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the grant or vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

10.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

(c) Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d) Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

10.3 Other Cash-Based Awards. The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

10.4 Detrimental Activity. Unless otherwise determined by the Committee at grant, the Award Agreement shall provide that (i) in the event that the Participant engages in Detrimental Activity prior to any exercise, distribution or settlement of any Other Stock-Based Award and/or Other Cash-Based Award, such Other Stock-Based Awards and/or Other Cash-Based Awards held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise, distribution or settlement of an Other Stock-Based Award and/or Other Cash-Based Award, the Participant shall be required to certify (or shall be deemed to have certified) at the time of

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exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event that the Participant engages in Detrimental Activity during the one-year period commencing on the date of exercise, distribution, or settlement of an Other Stock-Based Award and/or Other Cash-Based Award, the Company shall be entitled to recover from the Participant at any time within one year after such exercise, settlement, or distribution, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise, distribution or settlement (whether at the time of exercise, distribution or settlement or thereafter).

ARTICLE XI

CHANGE IN CONTROL PROVISIONS

11.1 Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee:

(a) Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefore or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 11.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c) Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

11.2 Change in Control. Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur if:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 11.2 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest

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(as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 11.2(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(d) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing, with respect to any Award that is characterized as “non-qualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of any such award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

11.3 Initial Public Offering not a Change in Control. Notwithstanding the foregoing, for purposes of the Plan, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date shall not be considered a Change in Control.

ARTICLE XII

TERMINATION OR AMENDMENT OF PLAN

12.1 Termination or Amendment. Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.4; (vi) alter the Performance Goals for Restricted Stock, Performance Awards or Other Stock-Based Awards as set forth in Exhibit A hereto; (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock

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Appreciation Right with a higher exercise price than the replacement award, except in accordance with Section 6.4(l); or (viii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XIII

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

ARTICLE XIV

GENERAL PROVISIONS

14.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

14.3 No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

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14.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.5 No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

14.6 Listing and Other Conditions.

(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d) A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

14.7 Stockholders Agreement and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award under the Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder’s agreement or such other documentation that shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, and such other terms as the Board or Committee shall from time to time establish. Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder agreement (or other agreement).

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14.8 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

14.9 Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

14.10 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.11 Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.12 Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

14.13 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.14 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.15 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

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14.16 Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of his or her separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter.

14.17 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

14.18 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

14.19 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

14.20 Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.

14.21 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

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14.22 Section 162(m) of the Code. Notwithstanding any other provision of the Plan to the contrary, (i) prior to the Registration Date and during the Transition Period, the provisions of the Plan requiring compliance with Section 162(m) of the Code for Awards intended to qualify as “performance-based compensation” shall only apply to the extent required by Section 162(m) of the Code, and (ii) the provisions of the Plan requiring compliance with Section 162(m) of the Code shall not apply to Awards granted under the Plan that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

14.23 Post-Transition Period. Following the Transition Period, any Award granted under the Plan that is intended to be “performance-based compensation” under Section 162(m) of the Code, shall be subject to the approval of the material terms of the Plan by a majority of the stockholders of the Company in accordance with Section 162(m) of the Code and the treasury regulations promulgated thereunder.

ARTICLE XV

EFFECTIVE DATE OF PLAN

The Plan shall become effective at 12:01 a.m. Eastern Time on the day that the Company’s Registration Statement on Form S-1 for its initial public offering (File No. 333-164906) is declared effective by the Securities and Exchange Commission.

ARTICLE XVI

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based compensation” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals are re-approved (or other designated Performance Goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals.

ARTICLE XVII

NAME OF PLAN

This Plan shall be known as the “Gordmans Stores, Inc. 2010 Omnibus Incentive Compensation Plan.”

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EXHIBIT A

PERFORMANCE GOALS

To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of Awards intended to be “performance-based compensation” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals:

•	earnings per share;

•	operating income;

•	gross income;

•	net income (before or after taxes);

•	cash flow;

•	gross profit;

•	gross profit return on investment;

•	gross margin return on investment;

•	gross margin;

•	operating margin;

•	working capital;

•	earnings before interest and taxes;

•	earnings before interest, tax, depreciation and amortization;

•	return on equity;

•	return on assets;

•	return on capital;

•	return on invested capital;

•	net revenues;

•	gross revenues;

•	revenue growth;

•	annual recurring revenues;

•	recurring revenues;

•	license revenues;

•	sales or market share;

•	total shareholder return;

•	economic value added;

•

specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

A-1

•	the fair market value of the a share of Common Stock;

•	the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; or

•	reduction in operating expenses.

With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(a) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c) a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion. In addition, Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a) designate additional business criteria on which the performance goals may be based; or

(b) adjust, modify or amend the aforementioned business criteria.

A-2

AMENDMENT NO. 1 TO

2010 OMNIBUS INCENTIVE COMPENSATION PLAN

OF GORDMANS STORES, INC.

The 2010 Omnibus Incentive Compensation Plan (the “Plan”) of Gordmans Stores, Inc. is hereby amended by deleting Section 4.1 in its entirety and replacing it with the following:

“4.1 Shares. (a) Subject to any increase or decrease pursuant to Section 4.2, the aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 2,573,086 shares. The shares may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 2,573,086 shares. With respect to Stock Appreciation Rights settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Participant (based on the difference between the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the exercise price of each Stock Appreciation Right on the date such Stock Appreciation Right was awarded) shall count against the aggregate and individual share limitations set forth under Sections 4.1(a) and 4.1(b). If any Option, Stock Appreciation Right or Other Stock-Based Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

(b) Individual Participant Limitations. To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall only apply after the expiration of the Transition Period:

(i)    The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights, or shares of Restricted Stock, or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 750,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 1,500,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Participant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii)    There are no annual individual share limitations applicable to Participants on Restricted Stock or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.

(iii)    The maximum number of shares of Common Stock subject to any Performance Award which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 750,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company.

(iv)    The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be $5,000,000.

(v)    The individual Participant limitations set forth in this Section 4.1(b) (other than Section 4.1(b)(iii)) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of shares of Common Stock available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.”

Except as set forth above, the remainder of the Plan remains in full force and effect.

Adopted by the Board of Directors on April 29, 2011.

Important Notice Regarding the Availability of Proxy Materials for

The Annual Meeting of Stockholders to be held May 28, 2014.

This Proxy Statement and our 2013 Annual Report to Stockholders

are available at http://investor.gordmans.com/financials.cfm

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GORDMANS STORES, INC.

The undersigned appoints T. Scott King and Michael D. James as proxies, with the power to appoint their substitutes, and authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of Gordmans Stores, Inc. held of record by the undersigned at the close of business on April 4, 2014 at the Annual Meeting of Gordmans Stores, Inc. to be held on May 28, 2014 or at any adjournment thereof.

Please mark your votes as indicated in this example	☒

This proxy will be voted as directed, or if no direction is indicated, will be voted “FOR” Proposals 1, 2, 3 and 4.

The Board of Directors recommends a vote FOR all the nominees listed below in Proposal 1 and a vote FOR Proposals 2, 3 and 4.

	For	Withhold
1. Election of Directors:

01–Stewart M. Kasen	☐	☐
02–James A. Shea	☐	☐

		For	Against	Abstain

2.	Ratification of the Appointment of Grant Thornton LLP as the independent registered public accounting firm for fiscal year 2014.	☐	☐	☐

3.	Company proposal to amend the 2010 Omnibus Incentive Compensation Plan to increase the number of shares of common stock authorized for issuance.	☐	☐	☐

4.	An advisory vote on executive compensation (“say on pay”).	☐	☐	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.